Evergreen

FIXED INCOME FUNDS

Semiannual Report
as of March 31, 2002

Evergreen Investments℠

MUTUAL FUNDS

Evergreen Fixed Income Funds: Semiannual Report as of March 31, 2002

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With approximately $218 billion* in assets under management for more than 4 million individual investors, we have a 70-year track record of successful investing. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2002

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2002.

Evergreen Funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

Letter to Shareholders
May 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen Fixed Income Funds, which covers the six-month period ended March 31, 2002.

During the past six months, the bond market witnessed a sharp reversal of both bond returns and the market’s future outlook. As the period began, the nation was just beginning to piece itself back together following the events of September 11. The Federal Reserve Board followed two rate reductions in the last half of September with two more reductions before year-end, bringing the total amount of accommodation to 4.75% in 11 separate reductions. Interest rates troughed in early November, following the Treasury’s announcement of their intent to eliminate new issues for 30-year Treasury bonds. Interest rates rose almost 100 basis points, however, in anticipation of a more restrictive monetary policy by the Fed.

While economic prospects seemed rather dim as the fourth quarter began, the economy ended the year on a more positive note. Early in 2002, investor psychology shifted away from wondering how long the recession would last and moved toward anticipating when the recovery would begin. Early strength in the consumption and manufacturing sectors of the economy, resulting in first quarter GDP forecasts in excess of 5%, supported the notion of a quicker resumption of economic growth. Although the Fed essentially pronounced an end to the recession, questions abounded regarding the durability of the economy’s growth rate.

With economic growth prospects beginning to moderate, and inflation remaining under control, monetary policy may retain its current neutral bias for an extended period. Stable interest rates, stable inflation and declining market volatility could provide the support needed to improve corporate earnings and create an environment for a resumption of increased economic growth later this year.

Diversification remains important

An environment like the past 12 months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives. Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds, including our quarterly online shareholder newsletter, Evergreen Events.

Thank you for your continuing support of Evergreen Investments.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investments

Dennis H. Ferro
Chief Investment Officer
Evergreen Investments

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Fund at a Glance as of March 31, 2002

“The fund’s track record demonstrates its historical ability to deliver solid returns longer term, and we look forward to the benefits that higher interest rates may provide income-oriented investors in the coming months.”

Portfolio Management

Lisa Brown Premo
Tenure: April 2001

Bob Rowe
Tenure: April 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 10/1/1991	Class A	Class B	Class C	Class I	Class IS

Class Inception Date	6/30/2000	6/30/2000	6/30/2000	10/1/1991	5/23/1994

6-month return with sales charge	-1.23%	-3.22%	-0.23%	N/A	N/A

6-month return w/o sales charge	2.14%	1.76%	1.76%	2.27%	2.14%

Average Annual Returns*

1 year with sales charge	2.76%	0.39%	3.39%	N/A	N/A

1 year w/o sales charge	6.18%	5.39%	5.39%	6.45%	6.18%

5 years	5.53%	5.64%	5.96%	6.33%	6.04%

10 years	5.44%	5.65%	5.65%	5.83%	5.65%

Maximum Sales Charge	3.25%	5.00%	2.00%	N/A	N/A

	Front End	CDSC	CDSC

30-day SEC Yield	3.70%	3.02%	3.02%	3.94%	3.78%

6-month income dividends per share	$0.25	$0.21	$0.21	$0.26	$0.25

* Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Adjustable Rate Fund Class A shares,2 versus a similar investment in the 6-Month Treasury Bill (6-Mo. T-Bill) and the Consumer Price Index (CPI).

The 6-Mo. T-Bill does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar's Style Box is based on a portfolio date as of 3/31/2002.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I shares, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fees. The fund incurs a 12b-1 fee of 0.19% for Class A. This rate is based on 0.25% incurred on assets prior to 1/1/1997 and 0.10% assessed on new assets from 1/1/1997. Class IS incurs a 0.25% 12b-1 fee. Classes B and C each incur 12b-1 fees of 1.00%. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would be lower. Returns reflect expense limits previously in effect for all classes, without which returns would be lower.

Class I and IS shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 2.14%, excluding any applicable sales charges, and Class I shares had a total return of 2.27% for the six-month period ended March 31, 2002. Both share classes surpassed the 1.18% return produced by the fund’s benchmark, the 6-Month Treasury Bill (6-Mo. T-Bill), during the same period. We attribute the fund’s outperformance to the favorable climate for mortgage-backed securities, the fund’s ability to invest in a broad selection of securities, and the fund’s substantial holdings in floating-rate bonds. In addition to its strong performance during the fiscal period, the fund has generated attractive long-term returns. Notably, the fund’s Class I share class was ranked by Lipper Inc. as the number one adjustable rate mortgage fund for the 1, 3, 5 and 10-year periods ended March 31, 2002. Lipper Inc. is an independent mutual fund ranking service.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$2,955,879,047

Average Credit Quality*	AAA

Average Duration	0.9 years

Effective Maturity	4.3 years

*Source: Standard & Poor’s

What took place in the market during the period?

Interest rates rose, pushing prices lower, as investors monitored signs of economic strengthening. The Federal Reserve Board cut interest rates throughout much of 2001 to stimulate a stubbornly weak economy. The Fed became particularly aggressive after September 11 in an attempt to prevent the tragedy from thrusting the economy into a sharp recession. During November 2001, rates began an orderly rise as investors anticipated an end to the Fed’s accommodative monetary policy. On March 31, 2002, the yields on 2-year and 5-year U.S. Treasuries were approximately 1.30% higher than where they stood at the beginning of the fiscal period. U.S. Treasury 10-year and 30-year bond yields were 1.20% and 0.90% higher, respectively, during the same period.

Market conditions for mortgage-backed securities were favorable, despite the rise in rates. The yield premiums provided by mortgage-backed securities over their U.S. Treasury counterparts declined, indicating stronger relative performance in the mortgage-backed sector. Demand was especially strong for floating-rate securities, bonds whose coupons fluctuate with changes in a benchmark, as investors increased their streams of income in an attempt to take advantage of the outlook for higher rates.

PORTFOLIO COMPOSITION
(based on 3/31/2002 portfolio assets)

What strategies did you use to manage the fund?

Our investment strategy was two-tiered. From a broader scope, we adjusted the fund’s structure based on our interest rate and economic forecast. On a more focused level, we rigorously scrutinized the characteristics of each bond or pool of mortgages. We repositioned approximately 12% to 15% of the fund’s assets, in accordance with our interest rate outlook. Specifically, we reduced holdings in fixed-rated securities and reinvested assets in some of the most defensive securities available, such as those tied to the index for the

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Portfolio Manager Interview

one-month London Interbank Offered Rate (LIBOR), the market in which London banks offer Eurodollar deposits. The frequency in which these coupons adjust may enable the fund to take advantage of a rising interest rate climate. Our analysis of the characteristics of each bond or pool of mortgages is ongoing as we determine which securities have the most attractive value and should generate the best performance in light of expected market conditions. We evaluate seasoned mortgages because of their established history, analyzing details such as prepayment speeds and geographical location.

Do you expect rates to move higher?

In the near-term, we expect interest rates to be relatively stable, but they may gradually trend upward. We believe the Fed will raise interest rates, but the timing will depend on the degree of strength exhibited by the economy. Historically, the Fed has waited at least 12 months after the end of a recession to increase rates, which could indicate a rate hike in the fall of 2002. Some investors, however, are expecting the Fed to raise rates in June 2002.

What is your outlook?

We believe the fund’s defensive posture and emphasis on income and quality gives shareholders exceptionally attractive value. Holdings have been structured for investors to increase income as interest rates rise. Moreover, securities within the fund are highly liquid -- a characteristic that may prove valuable in today’s atmosphere of job uncertainty and corporate credit concerns. The fund’s track record demonstrates its historical ability to deliver solid returns longer term, and we look forward to the benefits that higher interest rates may provide income-oriented investors in the coming months.

EVERGREEN
Fixed Income Fund
(formerly, Evergreen Select Fixed Income Fund)
Fund at a Glance as of March 31, 2002

“We continued our strategy of maintaining an overweighted position in the corporate sector, which proved beneficial as corporate bonds were the best performing sector in 2001.”

Portfolio Management

Tattersall Advisory Group, Inc.
Tenure: May 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 3/31/1977	Class I	Class IS

Class Inception Date	11/24/1997	3/9/1998

6-month return	0.12%	0.00%

Average Annual Returns

1 year	5.21%	4.95%

5 years	6.83%	6.55%

10 years	6.41%	6.14%

30-day SEC Yield	4.99%	4.73%

6-month income dividends per share	$0.16	$0.15

6-month capital gain distributions per share	$0.15	$0.15

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Fixed Income Fund Class I shares,2 versus a similar investment in the Lehman Brothers Intermediate Government/Credit Index (LBIGCI) and the Consumer Price Index (CPI).

The LBIGCI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar's Style Box is based on a portfolio date as of 3/31/2002.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would be lower. Prior to 11/24/1997, the returns are based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

Class I and IS shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Fixed Income Fund
(formerly, Evergreen Select Fixed Income Fund)
Portfolio Manager Interview

How did the fund perform during the period?

The fund’s Class I shares had a total return of 0.12% for the six-month period ended March 31, 2002. In comparison, the fund’s benchmark, the Lehman Brothers Intermediate Government/Credit Index returned 0.14%. The median return for all short-intermediate investment grade debt funds, the fund’s peer group, during the same six-month period was negative 0.31%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$475,496,537

Average Credit Quality*	AA

Effective Maturity	4.8 years

Average Duration	3.7 years

* Source: Standard & Poor’s

What was the investment environment like during the period?

The investment environment was one of transition as economic expectations in the bond market shifted away from a continued or deepening recession, to the initial signs of recovery in the first quarter of 2002. Although concerns still exist regarding the strength and durability of the recovery, the Federal Reserve Board essentially pronounced an end to the recession. Investors demonstrated a greater willingness to own risk, which benefited the stock market, as well as the corporate and mortgage sectors of the bond market.

Interest rates reached a low in early November then spiked up in late November. This increase was in response to the release of stronger than expected retail sales and durable goods orders, the resilience of existing home sales and the increasing strength of leading economic indicators. These factors combined to foster hope of an earlier than expected economic recovery. Interest rates remained relatively flat during the first quarter of 2002 until March when they rose again due to stronger economic performance and fears of a return to a more restrictive monetary policy. As a result of this interest rate environment, there was a severe flattening of the yield curve. Fears of a more restrictive monetary policy more negatively impacted the shorter end of the maturity spectrum.

Accounting irregularities and bankruptcies continued to plague the corporate sector causing some reluctance to take additional credit risk and creating a two-tiered market in corporate bonds. Given this backdrop, higher quality bonds outperformed lower quality bonds. Despite these challenges, corporate bonds were still the best performing sector in 2001 and continued to log relatively strong performance in the first quarter of 2002.

PORTFOLIO COMPOSITION
(based on 3/31/2002 portfolio assets)

EVERGREEN
Fixed Income Fund
(formerly, Evergreen Select Fixed Income Fund)
Portfolio Manager Interview

What strategies did you employ to manage the fund?

Our slightly defensive duration posture contributed to performance as interest rates rose during the period. Expressed in years, duration measures a fund’s sensitivity to changes in interest rates. Lengthening duration increases sensitivity to interest rate changes and, conversely, shortening duration enhances price stability. At the beginning of the six-month period covered in this report, the fund’s duration was 102% of its benchmark duration. However, we began to pare duration back from 102% to 98% during the course of the fourth quarter of 2001, which benefited performance as interest rates rose sharply in November and again in early March.

We continued our strategy of maintaining an overweighted position in the corporate sector, which proved beneficial as corporate bonds were the best performing sector in 2001. We maintained a positive outlook for the corporate sector despite concerns regarding corporate accounting practices and creditworthiness. In response to credit concerns in this sector, we continued to concentrate on highly liquid and high credit quality instruments and maintained a minimum target AA rating within the portfolio. Our bias toward liquidity and high credit quality issues helped the fund’s performance and reduced exposure to problem names.

We also maintained a material overweighting in the mortgage sector compared to the fund’s benchmark, the Lehman Brothers Intermediate Government/Credit Index. While mortgages were the worst performing sector during calendar year 2001 due to falling interest rates, rising volatility and increasing prepayment fears, this trend reversed in the first quarter of 2002 as both volatility and yield spreads started to decline. Our overweighted position in the mortgage sector and concentration in prepayment-insulated mortgage structures added to the fund’s performance.

PORTFOLIO QUALITY
(based on 3/31/2002 market value of bonds)

What is your investment outlook for the fund?

We anticipate that the Federal Reserve Board’s current neutral monetary policy is a prelude to a more restrictive monetary policy later this year. Opportunities may exist to extend duration, however, if interest rates overstate the case for economic growth and inflation and the proximity of a turn toward a more restrictive monetary policy.

We believe that corporate bonds, especially high yield, should continue to do well over the next six months. They should benefit from improvement in the economy and rising profit margins. We expect to remain committed to our overweighted position in corporate bonds. As in the past, we will continue to focus on liquidity and credit quality in an effort to avoid problem issues.

Because the mortgage sector has performed so well over the past six months, we expect to begin to pare back our mortgage holdings as they become less attractive relative to our return expectations. We will, however, maintain an overweighted position in the mortgage sector as compared to the fund’s benchmark.

EVERGREEN
Income Plus Fund
(formerly, Evergreen Select Income Plus Fund)
Fund at a Glance as of March 31, 2002

“As economic strength increases, we think rates will rise in the coming months, pushing prices lower. . . . we expect to continue emphasizing mortgage-backed securities and corporate bonds; however, we will keep our asset allocation policy flexible to take advantage of changing market conditions.”

Portfolio Management

Tattersall Advisory Group, Inc.
Tenure: May 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 8/31/1988	Class I	Class IS

Class Inception Date	11/24/1997	3/2/1998

6-month return	-0.38%	-0.50%

Average Annual Returns

1 year	4.83%	4.57%

5 years	6.60%	6.35%

10 years	6.55%	6.29%

30-day SEC Yield	5.10%	4.84%

6-month income dividends per share	$0.15	$0.14

6-month capital gains distributions per share	$0.01	$0.01

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Income Plus Fund Class I shares,2 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar's Style Box is based on a portfolio date as of 3/31/2002.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25%

12b-1 fee applicable to Class IS. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would be lower. Prior to 11/24/1997, the returns are based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

Class I and IS shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risk associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Income Plus Fund
(formerly, Evergreen Select Income Plus Fund)
Portfolio Manager Interview

How did the fund perform?

The fund’s Class I shares had a total return of negative 0.38% for the six-month period ended March 31, 2002. The Lehman Brothers Aggregate Bond Index returned 0.14% for the same period. We attribute the modest lag to the fact that unlike indexes, mutual funds are subject to expenses, which lower returns.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$1,266,868,185

Average Credit Quality*	AAA

Effective Maturity	7.0 years

Average Duration	4.5 years

*Source: Standard & Poor’s

What was the investment environment like during the period?

The market environment was mixed. Interest rates fell during the first part of the period, pushing prices higher. In November 2001, however, the market reversed course and interest rates rose, moving prices correspondingly lower. By March 31, 2002, yields in maturities from zero to two years were lower than where they stood on September 30, 2001, whereas yields in maturities two-years and longer were higher than where they were six months earlier.

The Federal Reserve Board was still cutting interest rates aggressively as the fiscal year opened. Growth had been weak throughout 2001, and the Fed was concerned the September 11 tragedy could thrust the economy into a deepening recession. Lower rates did eventually rekindle growth, and investors readjusted their interest rate forecasts to reflect the economy’s healthier conditions. With the shift, yields rose and prices fell, as investors anticipated an end to the Fed’s accommodative monetary policy and the higher rates that often accompany stronger growth.

The direction of interest rates, as well as perceived credit strength, drove price movement in the income-oriented sectors. Mortgage-backed securities generated stronger performance than any other taxable fixed income security over the past six-month period. Concerns about prepayments created some price volatility early in the period, but the fluctuations subsided as interest rates began to rise. Prepayments occur when mortgages are paid off prior to their stated maturity, removing the income that mortgages produce from investment portfolios. Typically, prepayments rise when interest rates fall as homeowners refinance their mortgages at lower rates.

In the corporate bond sector, investors focused on credit strength. Investors demonstrated a clear preference for quality, creating a dramatic divergence between the performance of stronger and weaker credits. Stronger credits outperformed their weaker counterparts, especially late in the period. As a result, the incremental yield provided by lower-quality bonds over higher-quality securities increased.

PORTFOLIO COMPOSITION
(based on 3/31/2002 portfolio assets)

EVERGREEN
Income Plus Fund
(formerly, Evergreen Select Income Plus Fund)
Portfolio Manager Interview

What strategies did you use to manage the fund?

We maintained our focus on the fund’s long-term objective of maximizing income. Asset allocation was critical. We emphasized mortgage-backed securities and corporate bonds, and underweighted U.S. Treasuries relative to the fund’s benchmark. Early in the period, the fund’s largest position was mortgage-backed securities, which benefited return due to their strong relative performance. Later in the period we trimmed holdings and redirected assets into U.S. Treasuries and agencies. However, we remained overweighted in mortgage-backed securities relative to our benchmark as of March 31, 2002. In that sector, we concentrated on securities with a higher degree of prepayment insensitivity, minimizing the price volatility that occurred earlier in the period. These holdings included planned amortization class (PAC) collateralized mortgage obligations (CMOs) and 15-year mortgage-backed securities rather than those with 30-year maturities. In the corporate sector, liquidity and quality were paramount to our strategy of maintaining the fund’s minimum quality target of AA.

PORTFOLIO QUALITY
(based on 3/31/2002 market value of bonds)

What is your outlook over the next six months?

As economic strength increases, we think rates will rise in the coming months, pushing prices lower. In that environment, we expect to continue emphasizing mortgage-backed securities and corporate bonds; however, we will keep our asset allocation policy flexible to take advantage of changing market conditions. As always, value will be a prime factor in determining portfolio structure. We tend to reduce positions that appear to be reaching their maximum potential value, and redeploy assets to securities that, in our opinion, are undervalued. In the corporate bond sector, we will remain focused on credit analysis. As we move forward, rising rates will undoubtedly create some challenges for fixed income investors. In the long term, however, we anticipate opportunities that shifting market conditions can provide.

EVERGREEN
Intermediate Term Municipal Bond Fund
(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Fund at a Glance as of March 31, 2002

“Higher rates and heavy supply could provide investors with attractive yields and ample selection of bonds, and could contribute solidly to returns if prices improve in the second half of 2002.”
Portfolio Management

Richard K. Marrone
Tenure : November 1997

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 01/31/1984	Class I	Class IS

Class Inception Date	11/24/1997	3/2/1998

6-month return	-1.20%	-1.32%

Average Annual Returns

1 year	1.68%	1.43%

5 years	4.29%	4.05%

10 years	4.95%	4.69%

30-day SEC Yield	5.01%	4.76%

Tax-Equivalent Yield*	8.16%	7.75%

6-month income dividends per share	$1.57	$1.49

* Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Intermediate Term Municipal Bond Fund Class I shares,2 versus a similar investment in the Lehman Brothers Municipal Bond 7-Year Index (LBMB7YI) and the Consumer Price Index (CPI).

The LBMB7YI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar's Style Box is based on a portfolio date as of 3/31/2002.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would be lower. Prior to 11/24/1997, the returns are based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

Class I and IS shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Intermediate Term Municipal Bond Fund
(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Portfolio Manager Interview

How did the fund perform?

The fund’s Class I shares had a total return of negative 1.20% for the six-month period ended March 31, 2002. The fund trailed the 0.01% return produced by the Lehman Brothers Municipal Bond 7-Year Index. We attribute this discrepancy to several factors, including a difference in performance objectives and the fact that, unlike indexes, mutual funds incur expenses, which lower returns. The fund’s position in uninsured airlines-backed bonds also detracted from performance, as this sector experienced significant price declines after the September 11 tragedy. Although the prices of uninsured airlines-backed bonds have begun to rebound, they have not returned to pre-September 11 levels.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$549,525,688

Average Credit Quality*	AA

Effective Maturity	7.3 years

Average Duration	5.4 years

*Source: Standard & Poor’s

What was the investment environment like?

The investment environment was mixed, with prices ending the period lower. Although the market experienced significant disruptions from September 11, most trading patterns returned to normal. Prices moved higher as the Federal Reserve Board lowered interest rates to avoid a deepening recession. By the end of 2001, however, investor expectations of stronger growth caused the market to reverse course; and heavy supply added to concerns about higher rates at the start of the new calendar year. The bond market’s downturn was especially sharp in March 2002 as municipal bonds suffered their worst loss in eight years, according to the Municipal Advisor. Moreover, the Municipal Advisor reported that during March, intermediate-term maturities experienced their greatest monthly loss since 1985.

Uninsured airlines-backed bonds experienced difficulties following September 11. Prices in this sector plunged after the attacks, with many bonds falling to half their pre-September 11 values. Price movement remained choppy until the end of the period, when airlines-backed bonds staged a comeback. The tax-exempt yields of some of these bonds reached 20% (a tax equivalent yield of 321/2%), defying the municipal bond market’s downturn and outperforming other sectors in February and March 2002.

PORTFOLIO COMPOSITION
(based on 3/31/2002 portfolio assets)

What strategies did you use to manage the fund?

We adjusted the fund’s structure, in anticipation of rising short-term interest rates, and focused on credit analysis. Specifically, we aggressively sold bonds with maturities under five years and added to the fund’s position in 10-15 year bonds. This strategy protected the fund’s returns since bonds

EVERGREEN
Intermediate Term Municipal Bond Fund
(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Portfolio Manager Interview

with maturities five years and shorter incurred the greatest price declines. Furthermore, 15-year bonds provided 94% of the yield of 30-years bonds (as of March 31, 2002) so we believed intermediate-term securities offered better value than their longer-term or shorter-term counterparts. We selectively sold some of the fund’s uninsured airlines-backed holdings when prices rose in February. We also focused on credit analysis, taking advantage of the heavy new supply to secure attractive yields available in A-rated hospitals.

PORTFOLIO QUALITY
(based on 3/31/2002 market value of bonds)

What is your outlook over the next six months?

In the near-term, short-term rates may move higher, pushing prices lower, due to stronger economic growth and continued excess supply. While intermediate-term yields could experience upward pressure, we expect it to be minimal, as seven to 15-year maturities have historically exhibited considerable price stability. The market could stabilize and improve as we head into summer. Substantial principal and interest payments are made during June and July, making those months the heaviest of the year for reinvestment. Moreover, supply typically lessens in the summer. Consequently, demand tends to be strong and supply is typically light -- this combination bodes well for price improvement.

We believe the fund is well positioned for this type environment. Our long-term emphasis on yield and income could cushion the price erosion that comes with rising interest rates. Furthermore, our substantial holdings in intermediate-term bonds should reinforce price stability. As these positions help protect the fund’s principal, the next few months could present buying opportunities. Higher rates and heavy supply could provide investors with attractive yields and ample selection of bonds, and could contribute solidly to returns if prices improve in the second half of 2002.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Fund at a Glance as of March 31, 2002

“While the stock market has suffered during the past two years, we believe it is poised to gain strength and stability that may result in stronger performance for corporate bonds. Thus, we plan to maintain an overweighted position in investment grade corporate bonds.”

Portfolio Management

David Fowley Tenure: November 1997	Andrew Zimmerman Tenure: November 1998	Sam Paddison Tenure: November 1998

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 04/30/1994	Class A	Class B	Class C	Class I	Class IS

Class Inception Date	3/27/2002	3/27/2002	3/27/2002	11/24/1997	7/28/1998

6-month return with sales charge	-2.90%	-4.58%	-1.64%	N/A	N/A

6-month return w/o sales charge	0.33%	0.32%	0.32%	0.67%	0.54%

Average Annual Returns*

1 year with sales charge	1.61%	0.05%	3.04%	N/A	N/A

1 year w/o sales charge	5.04%	5.03%	5.03%	5.39%	5.13%

5 years	5.55%	5.83%	6.15%	6.37%	6.13%

Since Portfolio Inception	5.50%	5.59%	5.59%	6.11%	5.87%

Maximum Sales Charge	3.25%	5.00%	2.00%	N/A	N/A

	Front End	CDSC	CDSC

30-day SEC Yield	N/A	N/A	N/A	4.21%	3.95%

6-month income dividends per share	N/A	N/A	N/A	$0.28	$0.27

* Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Limited Duration Fund Class I shares,2 versus a similar investment in the Lehman Brothers 1-3 Year Government/Credit Index (LB1-3GCI) and the Consumer Price Index (CPI).

The LB1-3GCI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar's Style Box is based on a portfolio date as of 3/31/2002.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. For Classes A, B, C and IS prior to their inception, the historical performance shown is based on the performance of Class I and has not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Classes A and IS, 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would be lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

Class I and IS shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Portfolio Manager Interview

How did the fund perform?

The fund’s Class I shares had a total return of 0.67% for the six-month period ended March 31, 2002. The Lehman Brothers 1-3 Year Government/Credit Index, the fund’s benchmark, returned 0.84% for the same time period. The median return for all short investment grade debt funds, the fund’s peer group, during the period was 0.44%. The fund significantly outperformed this peer group. We attribute the fund’s strong relative performance to careful duration management, our overweighted position in the corporate sector and our focus on high-quality companies.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$506,644,440
Average Credit Quality*	A+
Effective Maturity	2.0 years
Average Duration	1.6 years
* Source: Standard & Poor’s

What was the investment environment like during the period?

In the bond market, we experienced a shift in expectations from anticipation of a protracted and possibly deeper recession, to hopes of a recovery in the first quarter of 2002. While concerns remained regarding the sustainability of the recovery, investors showed a greater willingness to own risk, which benefited the stock markets as well as the corporate sector of the bond market.

During the period, there was a severe increase in the steepness of the yield curve in the 0-year to 5-year range of maturities in which the fund invests. We saw 3-month Treasuries come down 0.60% while the 5-year Treasuries increased by nearly 1.1%. This negatively affected performance of securities in the 3-year to 5-year range. The fund was positioned favorably with significant holdings in cash equivalents in the 0-year to 1-year range, which helped the fund’s performance.

PORTFOLIO COMPOSITION
(based on 3/31/2002 portfolio assets)

What strategies did you use to manage the fund?

With respect to sector allocation, the fund maintained an overweighted position in the corporate sector, which performed well over the period. Underperformance in corporate sector was security specific and can be attributed to several telecom services and commercial finance securities with alleged accounting issues related to merger and acquisition activities. We remain positive on these holdings as we believe these companies still possess strong fundamentals and we tend to be more patient than the market.

Our duration strategy contributed favorably to the fund’s performance over the period. Expressed in years, duration measures a fund’s sensitivity to changes in interest rates. Lengthening duration increases sensitivity to interest rate changes and, conversely, shortening duration enhances price stability. For the first few months of the period we maintained a longer duration relative to the fund’s index, then began to shorten duration in the latter part of the period. This proved to be a successful strategy as interest rates rose sharply in December 2001 and again in March.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Portfolio Manager Interview

Given this backdrop of anticipated rising interest rates, we shortened the maturity structure of the fund. Additionally, we migrated from a laddered strategy to a bulleted strategy. Using a bulleted strategy, we invested the majority of the fund’s assets in the middle of the 0-year to 5-year maturity range, but maintained the fund’s overall average maturity in the target 2-year range. In switching to a bulleted approach, we invested with a concentration in the 0-year to 3-year range. At the beginning of the period, 23% of fund assets were invested in the 3-year to 5-year maturity range. At the end of the period, only 17% remained in this 3-year to 5-year range with the remaining 83% of the fund concentrated in the under 3-year range. We utilized this defensive strategy to protect the fund in the event of rising interest rates. If interest rates rise, securities in the 3-year to 5-year maturity range will be hurt the most, relative to the shorter dated securities in the fund.

PORTFOLIO QUALITY
(based on 3/31/2002 market value of bonds)

What is your outlook for the fund over the next six months?

We believe the U.S. economy is on the road to gradual recovery. Given that scenario, the risk to the bond market is that the economy could recover stronger than forecasted. In March, the Federal Reserve Board moved from an easing to a neutral bias. Even if the Fed stays on hold in terms of tightening monetary policy, we expect to see rising interest rates during the next six months as a result of the anticipated economic recovery. In light of this prediction, we will maintain a slightly short to neutral duration relative to the fund’s benchmark index.

We believe corporate securities will be the best performing sector as the economy continues to recover. Corporate bond spreads should contract as the equity market outlook improves. While the stock market has suffered during the past two years, we believe it is poised to gain strength and stability that may result in stronger performance for corporate bonds. Thus, we plan to maintain an overweighted position in investment grade corporate bonds.

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 (a)

CLASS A

Net asset value, beginning of period	$9.68	$9.52	$9.54

Income from investment operations

Net investment income	0.22	0.54	0.16

Net realized and unrealized gains and losses on securities	(0.01)	0.24	(0.02)

Total from investment operations	0.21	0.78	0.14

Distributions to shareholders from

Net investment income	(0.25)	(0.62)	(0.16)

Net asset value, end of period	$9.64	$9.68	$9.52

Total return*	2.14%	8.46%	1.43%

Ratios and supplemental data

Net assets, end of period (thousands)	$566,700	$190,055	$26,552

Ratios to average net assets

Expenses‡	0.64%†	0.69%	0.71%†

Net investment income	4.59%†	5.70%	6.54%†

Portfolio turnover rate	1%	13%	74%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 (a)

CLASS B

Net asset value, beginning of period	$9.68	$9.52	$9.54

Income from investment operations

Net investment income	0.18	0.44	0.14

Net realized and unrealized gains and losses on securities	(0.01)	0.27	(0.02)

Total from investment operations	0.17	0.71	0.12

Distributions to shareholders from

Net investment income	(0.21)	(0.55)	(0.14)

Net asset value, end of period	$9.64	$9.68	$9.52

Total return*	1.76%	7.65%	1.23%

Ratios and supplemental data

Net assets, end of period (thousands)	$446,574	$173,276	$5,067

Ratios to average net assets

Expenses‡	1.46%†	1.49%	1.50%†

Net investment income	3.80%†	4.61%	5.73%†

Portfolio turnover rate	1%	13%	74%

(a) For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.

* Excluding applicable sales charges.

‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

# Net investment income is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 (a)

CLASS C

Net asset value, beginning of period	$9.68	$9.52	$9.54

Income from investment operations

Net investment income	0.18	0.41	0.14

Net realized and unrealized gains and losses on securities	(0.01)	0.30	(0.02)

Total from investment operations	0.17	0.71	0.12

Distributions to shareholders from

Net investment income	(0.21)	(0.55)	(0.14)

Net asset value, end of period	$9.64	$9.68	$9.52

Total return*	1.76%	7.65%	1.23%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,229,058	$348,002	$3,699

Ratios to average net assets

Expenses‡	1.45%†	1.48%	1.50%†

Net investment income	3.76%†	4.40%	5.73%†

Portfolio turnover rate	1%	13%	74%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,				Year Ended February 28,
		2001 #	2000	1999	1998 (b)	1998	1997 (c)

CLASS I

Net asset value, beginning of period	$9.68	$9.52	$9.56	$9.68	$9.75	$9.71	$9.68

Income from investment operations

Net investment income	0.23	0.59	0.61	0.59	0.35	0.64	0.28

Net realized and unrealized gains and losses on securities	(0.01)	0.21	(0.05)	(0.12)	(0.07)	0.04	0††

Total from investment operations	0.22	0.80	0.56	0.47	0.28	0.68	0.28

Distributions to shareholders from

Net investment income	(0.26)	(0.64)	(0.60)	(0.59)	(0.35)	(0.64)	(0.25)

Net asset value, end of period	$9.64	$9.68	$9.52	$9.56	$9.68	$9.75	$9.71

Total return	2.27%	8.73%	6.05%	4.98%	2.88%	7.15%	2.97%

Ratios and supplemental data

Net assets, end of period (thousands)	$245,045	$140,979	$32,787	$36,033	$23,174	$25,981	$70,264

Ratios to average net assets

Expenses‡	0.46%†	0.50%	0.43%	0.30%	0.33%†	0.30%	0.30%†

Net investment income	4.87%†	6.17%	6.43%	6.11%	6.12%†	6.63%	6.79%†

Portfolio turnover rate	1%	13%	74%	14%	46%	107%	44%

(a) For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.

(b) For the seven months ended September 30, 1998. The Fund changed its fiscal year end from February 28 to September 30, effective September 30, 1998.

(c) For the five months ended February 28, 1997. The Fund changed its fiscal year end from September 30 to February 28, effective February 28, 1997.

# Net investment income is based on average shares outstanding during the period.

‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

†† Amount represents less than $0.005 per share.

* Excluding applicable sales charges.

See Combined Notes to Financial Statements.

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,				Year Ended February 28,
		2001 #	2000	1999	1998 (a)	1998	1997 (b)

CLASS IS

Net asset value, beginning of period	$9.68	$9.52	$9.56	$9.68	$9.76	$9.72	$9.68

Income from investment operations

Net investment income	0.22	0.55	0.58	0.55	0.33	0.59	0.28

Net realized and unrealized gains or losses on securities	(0.01)	0.23	(0.04)	(0.11)	(0.08)	0.06	0††

Total from investment operations	0.21	0.78	0.54	0.44	0.25	0.65	0.28

Distributions to shareholders from

Net investment income	(0.25)	(0.62)	(0.58)	(0.56)	(0.33)	(0.61)	(0.24)

Net asset value, end of period	$9.64	$9.68	$9.52	$9.56	$9.68	$9.76	$9.72

Total return	2.14%	8.46%	5.79%	4.73%	2.63%	6.89%	2.97%

Ratios and supplemental data

Net assets, end of period (thousands)	$468,502	$92,858	$20,384	$20,199	$9,645	$10,320	$3,564

Ratios to average net assets

Expenses‡	0.71%†	0.75%	0.70%	0.55%	0.57%†	0.55%	0.55%†

Net investment income	4.60%†	5.72%	6.18%	5.86%	5.82%†	6.15%	6.39%†

Portfolio turnover rate	1%	13%	74%	14%	46%	107%	44%

(a) For the seven months ended September 30, 1998. The Fund changed its fiscal year end from February 28 to September 30, effective September 30, 1998.

(b) For the five months ended February 28, 1997. The Fund changed its fiscal year end from September 30 to February 28, effective February 28, 1997.

# Net investment income is based on average shares outstanding during the period.

† Annualized.

‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†† Amount represents less than $0.005 per share.

See Combined Notes to Financial Statements.

EVERGREEN
Fixed Income Fund
(formerly, Evergreen Select Fixed Income Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001	2000	1999	1998 (a)

CLASS I

Net asset value, beginning of period	$6.18	$5.83	$5.82	$6.12	$5.96

Income from investment operations

Net investment income	0.16	0.36	0.37	0.35	0.31

Net realized and unrealized gains or losses on securities	(0.15)	0.35	0.01	(0.30)	0.16

Total from investment operations	0.01	0.71	0.38	0.05	0.47

Distributions to shareholders from

Net investment income	(0.16)	(0.36)	(0.37)	(0.35)	(0.31)

Net realized gains	(0.15)	0	0	0	0

Total distributions to shareholders	(0.31)	(0.36)	(0.37)	(0.35)	(0.31)

Net asset value, end of period	$5.88	$6.18	$5.83	$5.82	$6.12

Total return	0.12%	12.49%	6.82%	0.84%	8.06%

Ratios and supplemental data

Net assets, end of period (thousands)	$461,320	$513,230	$554,432	$590,927	$668,907

Ratios to average net assets

Expenses‡	0.57%†	0.56%	0.52%	0.49%	0.52%†

Net investment income	5.20%†	5.96%	6.52%	5.86%	5.99%†

Portfolio turnover rate	98%	187%	37%	63%	46%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001	2000	1999	1998 (b)

CLASS IS

Net asset value, beginning of period	$6.18	$5.83	$5.82	$6.12	$5.97

Income from investment operations

Net investment income	0.15	0.34	0.36	0.33	0.20

Net realized and unrealized gains or losses on securities	(0.15)	0.35	0.01	(0.30)	0.15

Total from investment operations	0	0.69	0.37	0.03	0.35

Distributions to shareholders from

Net investment income	(0.15)	(0.34)	(0.36)	(0.33)	(0.20)

Net realized gains	(0.15)	0	0	0	0

Total distributions to shareholders	(0.30)	(0.34)	(0.36)	(0.33)	(0.20)

Net asset value, end of period	$5.88	$6.18	$5.83	$5.82	$6.12

Total return	0.00%	12.21%	6.55%	0.59%	5.94%

Ratios and supplemental data

Net assets, end of period (thousands)	$14,176	$14,163	$12,709	$11,590	$9,808

Ratios to average net assets

Expenses‡	0.83%†	0.81%	0.78%	0.74%	0.77%†

Net investment income	4.97%†	5.70%	6.26%	5.65%	5.65%†

Portfolio turnover rate	98%	187%	37%	63%	46%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.

(b) For the period from March 9, 1998 (commencement of class operations) to September 30, 1998.

† Annualized.

‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Income Plus Fund
(formerly, Evergreen Select Income Plus Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001	2000	1999	1998 (a)

CLASS I

Net asset value, beginning of period	$5.65	$5.36	$5.41	$5.92	$5.72

Income from investment operations

Net investment income	0.15	0.33	0.35	0.33	0.30

Net realized and unrealized gains or losses on securities	(0.16)	0.30	(0.05)	(0.46)	0.20

Total from investment operations	(0.01)	0.63	0.30	(0.13)	0.50

Distributions to shareholders from

Net investment income	(0.15)	(0.34)	(0.35)	(0.33)	(0.30)

Net realized gains	(0.01)	0	0	(0.05)	0

Total distributions to shareholders	(0.16)	(0.34)	(0.35)	(0.38)	(0.30)

Net asset value, end of period	$5.48	$5.65	$5.36	$5.41	$5.92

Total return	(0.38%)	12.18%	5.82%	(2.13%)	8.99%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,245,233	$1,449,337	$1,568,819	$1,794,209	$1,367,240

Ratios to average net assets

Expenses‡	0.51%†	0.52%	0.51%	0.48%	0.51%†

Net investment income	5.17%†	6.10%	6.68%	5.95%	6.09%†

Portfolio turnover rate	133%	177%	40%	70%	37%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001	2000	1999	1998 (b)

CLASS IS

Net asset value, beginning of period	$5.65	$5.36	$5.41	$5.92	$5.71

Income from investment operations

Net investment income	0.14	0.32	0.34	0.32	0.19

Net realized and unrealized gains or losses on securities	(0.16)	0.30	(0.05)	(0.46)	0.21

Total from investment operations	(0.02)	0.62	0.29	(0.14)	0.40

Distributions to shareholders from

Net investment income	(0.14)	(0.33)	(0.34)	(0.32)	(0.19)

Net realized gains	(0.01)	0	0	(0.05)	0

Total distributions to shareholders	(0.15)	(0.33)	(0.34)	(0.37)	(0.19)

Net asset value, end of period	$5.48	$5.65	$5.36	$5.41	$5.92

Total return	(0.50%)	11.91%	5.57%	(2.36%)	7.21%

Ratios and supplemental data

Net assets, end of period (thousands)	$21,635	$23,904	$16,285	$10,871	$7,528

Ratios to average net assets

Expenses‡	0.76%†	0.77%	0.77%	0.73%	0.75%†

Net investment income	4.93%†	5.81%	6.47%	5.74%	5.80%†

Portfolio turnover rate	133%	177%	40%	70%	37%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.

(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.

† Annualized.

‡ Ratio of expenses to average net assets excludes expense reduction but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Intermediate Term Municipal Bond Fund
(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001	2000	1999	1998 (a)

CLASS I

Net asset value, beginning of period	$62.08	$60.44	$61.33	$67.11	$64.84

Income from investment operations

Net investment income	1.57	3.12	2.99	2.97	2.57

Net realized and unrealized gains or losses on securities	(2.30)	1.64	(0.89)	(4.89)	2.27

Total from investment operations	(0.73)	4.76	2.10	(1.92)	4.84

Distributions to shareholders from

Net investment income	(1.57)	(3.12)	(2.99)	(2.97)	(2.57)

Net realized gains	0	0	0	(0.89)	0

Total distributions to shareholders	(1.57)	(3.12)	(2.99)	(3.86)	(2.57)

Net asset value, end of period	$59.78	$62.08	$60.44	$61.33	$67.11

Total return	(1.20%)	8.05%	3.58%	(3.00%)	7.61%

Ratios and supplemental data

Net assets, end of period (thousands)	$538,503	$576,388	$611,279	$704,474	$746,874

Ratios to average net assets

Expenses‡	0.62%†	0.62%	0.63%	0.57%	0.62%†

Net investment income	5.15%†	5.07%	4.98%	4.59%	4.59%†

Portfolio turnover rate	16%	37%	66%	97%	47%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001	2000	1999	1998 (b)

CLASS IS

Net asset value, beginning of period	$62.08	$60.44	$61.33	$67.11	$65.91

Income from investment operations

Net investment income	1.49	2.97	2.84	2.81	1.66

Net realized and unrealized gains or losses on securities	(2.30)	1.64	(0.89)	(4.89)	1.20

Total from investment operations	(0.81)	4.61	1.95	(2.08)	2.86

Distributions to shareholders from

Net investment income	(1.49)	(2.97)	(2.84)	(2.81)	(1.66)

Net realized gains	0	0	0	(0.89)	0

Total distributions to shareholders	(1.49)	(2.97)	(2.84)	(3.70)	(1.66)

Net asset value, end of period	$59.78	$62.08	$60.44	$61.33	$67.11

Total return	(1.32%)	7.78%	3.32%	(3.24%)	4.41%

Ratios and supplemental data

Net assets, end of period (thousands)	$11,023	$9,394	$7,760	$5,863	$4,736

Ratios to average net assets

Expenses‡	0.87%†	0.88%	0.88%	0.83%	0.89%†

Net investment income	4.92%†	4.83%	4.77%	4.41%	4.35%†

Portfolio turnover rate	16%	37%	66%	97%	47%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.

(b) For the period form March 2, 1998 (commencement of class operations) to September 30, 1998.

† Annualized.

‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Financial Highlights
(For a share outstanding throughout each period)

Period Ended March 31, 2002 (Unaudited) (a) (b)#

CLASS A

Net asset value, beginning of period	$10.35

Income from investment operations

Net investment income	0

Net realized and unrealized losses on securities	(0.01)

Total from investment operations	(0.01)

Net asset value, end of period	$10.34

Total return*	(0.05%)

Ratios and supplemental data

Net assets, end of period (thousands)	$1

Ratios to average net assets

Expenses‡	0.56%†

Net investment income	4.56%†

Portfolio turnover rate	20%

Period Ended March 31, 2002 (Unaudited) (a) (b)#
CLASS B

Net asset value, beginning of period	$10.35

Income from investment operations

Net investment income	0

Net realized and unrealized losses on securities	(0.01)

Total from investment operations	(0.01)

Net asset value, end of period	$10.34

Total return*	(0.06%)

Ratios and supplemental data

Net assets, end of period (thousands)	$1

Ratios to average net assets

Expenses‡	1.31%†

Net investment income	3.81%†

Portfolio turnover rate	20%

(a) For the period from March 27, 2002 (commencement of class operations) to March 31, 2002.

(b) The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

# Net investment income is based on average shares outstanding during the period.

* Excluding applicable sales charges.

See Combined Notes to Financial Statements.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Financial Highlights
(For a share outstanding throughout each period)

Period Ended March 31, 2002 (Unaudited) (a) (b)#

CLASS C

Net asset value, beginning of period	$10.35

Income from investment operations

Net investment income	0

Net realized and unrealized losses on securities	(0.01)

Total from investment operations	(0.01)

Net asset value, end of period	$10.34

Total return*	(0.06%)

Ratios and supplemental data

Net assets, end of period (thousands)	$1

Ratios to average net assets

Expenses‡	1.31%†

Net investment income	3.81%†

Portfolio turnover rate	20%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001 #	2000	1999	1998 (c) #

CLASS I

Net asset value, beginning of period	$10.55	$10.18	$10.21	$10.52	$10.42

Income from investment operations

Net investment income	0.25	0.62	0.67	0.60	0.53

Net realized and unrealized gains or losses on securities	(0.19)	0.42	(0.04)	(0.29)	0.10

Total from investment operations	0.06	1.04	0.63	0.31	0.63

Distributions to shareholders from

Net investment income	(0.28)	(0.67)	(0.66)	(0.60)	(0.53)

Net realized gains	0	0	0	(0.02)	0

Total distributions to shareholders	(0.28)	(0.67)	(0.66)	(0.62)	(0.53)

Net asset value, end of period	$10.34	$10.55	$10.18	$10.21	$10.52

Total return	0.67%	10.51%	6.42%	3.07%	6.21%

Ratios and supplemental data

Net assets, end of period (thousands)	$474,059	$331,219	$282,827	$312,157	$70,810

Ratios to average net assets

Expenses‡	0.31%†	0.27%	0.30%	0.31%	0.30%†

Net investment income	4.82%†	6.06%	6.61%	5.88%	5.97%†

Portfolio turnover rate	20%	116%	62%	147%	78%

(a) For the period from March 27, 2002 (commencement of class operations) to March 31, 2002.

(b) The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

(c) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.

# Net investment income is based on average shares outstanding during the period.

‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

* Excluding applicable sales charges.

See Combined Notes to Financial Statements.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001 #	2000	1999	1998 (a) #

CLASS IS

Net asset value, beginning of period	$10.55	$10.18	$10.21	$10.52	$10.41

Income from investment operations

Net investment income	0.24	0.59	0.64	0.58	0.11

Net realized and unrealized gains or losses on securities	(0.17)	0.42	(0.03)	(0.29)	0.11

Total from investment operations	0.07	1.01	0.61	0.29	0.22

Distributions to shareholders from

Net investment income	(0.27)	(0.64)	(0.64)	(0.58)	(0.11)

Net realized gains	0	0	0	(0.02)	0

Total distributions to shareholders	(0.27)	(0.64)	(0.64)	(0.60)	(0.11)

Net asset value, end of period	$10.34	$10.55	$10.18	$10.21	$10.52

Total return	0.54%	10.24%	6.15%	2.81%	2.12%

Ratios and supplemental data

Net assets, end of period (thousands)	$32,583	$29,418	$9,148	$1,629	$614

Ratios to average net assets

Expenses‡	0.56%†	0.52%	0.54%	0.56%	0.55%†

Net investment income	4.56%†	5.76%	6.45%	5.67%	5.84%†

Portfolio turnover rate	20%	116%	62%	147%	78%

(a) For the period from July 28, 1998 (commencement of class operations) to September 30, 1998.

# Net investment income is based on average shares outstanding during the period.

‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.0%
FHLMC:
Ser. 1380, Class FB, 4.19%, 10/15/2007	AAA	$4,109,046	$4,109,245
Ser. 1513, Class AG, 4.15%, 05/15/2008	AAA	8,817,301	8,848,726
Ser. 1559, Class WI, 4.30%, 08/15/2023	AAA	4,027,451	3,973,864
Ser. 1611, Class QA, 2.63%, 11/15/2023	AAA	2,114,796	2,131,195
Ser. 1671, Class QA, 3.77%, 02/15/2024 (h)	AAA	69,150,542	68,869,618
Ser. 1673, Class F, 3.62%, 10/15/2022 (h)	AAA	5,238,575	5,234,482
Ser. 1686, Class FE, 3.92%, 02/15/2024 (h)	AAA	1,775,343	1,781,445
Ser. 1691, Class EA, 2.39%, 02/15/2024	AAA	3,393,590	3,427,228
Ser. 1699, Class AB, 2.94%, 03/15/2024	AAA	9,330,901	9,626,187
Ser. 1760, Class Z, 4.24%, 03/15/2024	AAA	10,083,511	9,853,886
Ser. 1933, Class PG, 6.15%, 12/15/2025	AAA	16,885,500	17,221,027
Ser. 1939, Class FB, 2.94%, 04/15/2027	AAA	2,197,164	2,224,961
Ser. 1988, Class FH, 2.44%, 11/15/2023	AAA	4,479,262	4,504,094
Ser. 2064, Class CH, 6.25%, 04/15/2022	AAA	5,432,424	5,536,790
Ser. 2102, Class AJ, 6.00%, 09/15/2013	AAA	11,449,700	11,475,647
Ser. 2138, Class CH, 6.50%, 03/15/2014	AAA	5,799,714	5,852,464
Ser. 2145, Class CA, 6.50%, 04/15/2014	AAA	14,700,824	14,774,781
Ser. 2182, Class FE, 2.42%, 05/15/2028	AAA	15,186,865	15,318,636
Ser. 2290, Class B, 6.50%, 08/15/2030	AAA	5,055,519	4,996,521
Ser. 2299, Class JP, 0.00%, 04/15/2029 (s) (h)	AAA	4,110,148	3,913,632
Ser. 2321, Class CA, 6.00%, 12/15/2011	AAA	11,732,170	11,859,908
Ser. 2353, Class KK, 6.50%, 09/15/2031	AAA	11,430,626	11,464,412
Ser. 2412, Class AB, 8.50%, 07/15/2027	AAA	28,292,952	30,458,073
Ser. 2418, Class CT, 5.75%, 12/15/2012 (h)	AAA	19,222,558	19,126,445
Ser. G020, Class F, 2.54%, 10/25/2023	AAA	10,853,747	10,959,623
Ser. G021, Class F, 2.44%, 10/25/2023	AAA	3,317,681	3,353,121
Ser. G029, Class T, 7.50%, 03/25/2023	AAA	17,000,000	17,957,432
FNMA:
Ser. 1994/42, Class FC, 3.77%, 10/25/2017	AAA	3,880,158	3,887,327
Ser. 1999-7, Class D, 6.00%, 03/18/2028	AAA	8,860,581	8,972,411
Ser. 93 187, Class FC, 4.22%, 11/25/2021	AAA	1,000,000	1,013,590
Ser. G926, Class D, 4.49%, 08/25/2021	AAA	1,384,208	1,393,122
Total Collateralized Mortgage Obligations			324,119,893
MORTGAGE-BACKED SECURITIES - 75.0%
FHLMC:
2.40%, 06/15/2031-12/31/2031	AAA	28,680,317	28,747,176
2.80%, 03/15/2032 (h)	AAA	72,222,222	73,395,833
2.94%, 05/15/2008	AAA	206,147	209,526
4.32%, 06/01/2029	AAA	256,391	259,054
4.34%, 05/15/2024	AAA	8,400,000	8,359,562
4.44%, 04/15/2024	AAA	3,512,400	3,496,813
4.58%, 02/01/2027	AAA	2,949,234	3,002,015
4.73%, 06/01/2030	AAA	15,471,495	15,648,769
4.87%, 01/01/2017	AAA	32,667	31,886
5.26%, 06/27/2007	AAA	6,500,000	6,425,230
5.41%, 07/01/2029	AAA	424,631	441,522
5.50%, 01/01/2007	AAA	14,815,545	14,973,539
5.62%, 06/01/2017	AAA	155,551	155,503
5.75%, 08/01/2023-07/01/2031	AAA	5,595,174	5,731,863
5.76%, 06/01/2016	AAA	1,988,677	2,045,749
5.87%, 08/01/2031	AAA	4,666,723	4,783,673
5.88%, 05/01/2022	AAA	356,349	355,775
6.00%, 01/01/2007	AAA	3,440,036	3,507,926

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES -continued
FHLMC - continued:
6.10%, 10/01/2016	AAA	$138,899	$138,716
6.15%, 06/01/2029-06/01/2031 (h)	AAA	23,363,177	23,852,010
6.17%, 03/01/2025 (h)	AAA	10,756,666	11,039,028
6.19%, 07/01/2017-07/01/2031	AAA	16,295,841	16,808,274
6.20%, 03/01/2022	AAA	700,155	713,139
6.21%, 01/01/2019	AAA	293,407	300,750
6.27%, 01/01/2022	AAA	1,388,181	1,424,401
6.28%, 04/01/2020	AAA	260,817	262,975
6.29%, 10/01/2021-07/01/2030	AAA	2,253,293	2,307,881
6.33%, 09/01/2017-03/01/2019	AAA	1,295,553	1,328,357
6.34%, 10/01/2021-01/01/2030	AAA	4,332,406	4,442,063
6.35%, 04/01/2031	AAA	2,203,456	2,255,277
6.36%, 06/01/2025	AAA	489,660	502,751
6.37%, 01/01/2025 (h)	AAA	4,636,186	4,796,279
6.375%, 03/01/2030 (h)	AAA	8,355,294	8,654,257
6.41%, 11/01/2029-08/01/2030	AAA	3,078,839	3,168,081
6.43%, 04/01/2020-07/01/2028	AAA	7,291,986	7,470,212
6.45%, 03/01/2021	AAA	665,117	677,816
6.46%, 04/01/2022	AAA	2,046,087	2,099,779
6.48%, 11/01/2021	AAA	976,148	1,003,634
6.49%, 07/01/2019-03/01/2023	AAA	278,002	283,292
6.50%, 01/01/2012-06/01/2019	AAA	18,387,077	18,822,953
6.52%, 11/01/2026-09/01/2031	AAA	10,114,699	10,346,955
6.53%, 09/01/2025-02/01/2030	AAA	14,958,628	15,375,963
6.55%, 04/01/2019-02/01/2028	AAA	665,823	680,286
6.56%, 05/01/2019-12/01/2029 (h)	AAA	23,348,665	24,060,582
6.57%, 07/01/2023-01/01/2029	AAA	12,098,497	12,418,974
6.61%, 04/01/2025-05/01/2031 (h)	AAA	24,835,602	25,757,921
6.62%, 06/01/2024-03/01/2027	AAA	16,221,857	16,665,150
6.63%, 01/01/2031	AAA	14,665,308	15,107,837
6.65%, 04/01/2031	AAA	3,053,230	3,132,738
6.66%, 12/01/2018	AAA	394,667	405,307
6.69%, 04/01/2023	AAA	787,186	798,972
6.70%, 02/01/2027 (h)	AAA	4,906,335	5,051,992
6.73%, 07/01/2026 (h)	AAA	3,334,303	3,427,038
6.77%, 10/01/2023	AAA	1,198,901	1,219,988
6.80%, 06/01/2024-05/01/2025	AAA	369,783	373,634
6.81%, 06/01/2019-03/01/2029 (h)	AAA	33,349,748	34,556,751
6.82%, 10/01/2018	AAA	169,971	171,971
6.83%, 07/01/2018-05/01/2031 (h)	AAA	5,047,949	5,255,642
6.87%, 11/01/2023-09/01/2030	AAA	8,435,957	8,729,867
6.88%, 10/01/2023	AAA	1,202,539	1,224,238
6.93%, 05/01/2025 (h)	AAA	5,212,066	5,411,591
6.96%, 09/01/2025 (h)	AAA	3,362,172	3,476,696
6.98%, 01/01/2029	AAA	18,490,150	19,158,641
7.00%, 08/01/2024	AAA	134,539	139,662
7.01%, 07/01/2027	AAA	1,400,272	1,433,940
7.04%, 02/01/2021-04/01/2021	AAA	2,034,994	2,083,836
7.05%, 05/01/2020	AAA	24,592	25,335
7.10%, 03/01/2025	AAA	1,708,643	1,761,742
7.11%, 12/01/2025 (h)	AAA	1,935,294	1,997,804
7.14%, 02/01/2027 (h)	AAA	12,241,192	12,694,498
7.21%, 09/01/2028-02/01/2031	AAA	12,856,440	13,306,951

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES -continued
FHLMC - continued:
7.25%, 11/01/2008	AAA	$3,382	$3,402
7.27%, 01/01/2031 (h)	AAA	23,241,737	24,084,250
7.29%, 12/01/2018-05/01/2019 (h)	AAA	1,385,631	1,431,480
7.33%, 05/01/2028 (h)	AAA	7,281,918	7,545,888
7.38%, 09/01/2030 (h)	AAA	2,580,721	2,679,111
7.40%, 04/01/2031 (h)	AAA	1,850,981	1,923,863
7.49%, 05/01/2031 (h)	AAA	3,375,372	3,511,442
7.50%, 06/01/2016 (h)	AAA	1,661,431	1,749,175
7.62%, 05/01/2031 (h)	AAA	18,823,381	19,517,493
7.63%, 03/01/2018	AAA	288,284	291,308
7.73%, 06/01/2021	AAA	1,139,905	1,179,182
8.15%, 05/01/2026 (h)	AAA	1,615,440	1,676,524
8.50%, 04/01/2022-03/01/2023	AAA	893,367	970,587
9.75%, 03/01/2016	AAA	239,073	257,982
10.50%, 04/01/2004-10/01/2005 (h)	AAA	39,373	40,661
Ser. 2372, Class NL, 6.00%, 11/15/2031 (h)	AAA	21,000,000	20,862,188
FNMA:
0.00%, 07/15/2004 STRIPS (s)	AAA	2,019,000	1,825,053
2.41%, 09/25/2023	AAA	2,782,751	2,792,310
2.45%, 02/25/2032	AAA	33,466,222	33,621,546
2.50%, 10/25/2029 (h)	AAA	12,035,183	12,099,119
2.55%, 04/16/2029	AAA	7,014,885	7,020,361
2.80%, 02/27/2031	AAA	33,272,942	34,314,961
3.67%, 11/25/2008	AAA	3,631,944	3,593,512
3.72%, 10/25/2008 (h)	AAA	2,000,000	2,000,000
3.77%, 09/25/2008	AAA	1,603,826	1,596,177
3.82%, 03/25/2009 (h)	AAA	8,223,623	8,262,171
3.87%, 07/25/2023	AAA	10,726,447	10,710,896
3.91%, 06/25/2023 (h)	AAA	12,390,052	12,386,180
3.92%, 10/25/2022 (h)	AAA	7,349,745	7,386,494
4.02%, 01/25/2022	AAA	3,209,804	3,220,624
4.10%, 03/01/2018-06/01/2020	AAA	13,762,824	14,070,049
4.12%, 02/01/2017-12/25/2021	AAA	5,861,208	5,984,252
4.22%, 02/25/2023 (h)	AAA	16,250,000	16,305,859
4.375%, 01/01/2019	AAA	1,440,303	1,480,584
4.45%, 09/01/2028	AAA	5,823,784	5,930,231
4.49%, 05/01/2041	AAA	28,485,778	28,794,626
4.62%, 03/01/2018	AAA	224,458	228,238
4.64%, 01/01/2018 (h)	AAA	3,525,691	3,558,744
4.66%, 02/01/2019-12/01/2040	AAA	97,833,708	98,813,309
4.69%, 04/25/2023-07/25/2023	AAA	17,189,569	17,030,544
4.70%, 03/01/2018	AAA	5,739,010	5,875,727
4.89%, 03/01/2018 (h)	AAA	3,895,725	3,926,160
4.90%, 04/01/2018	AAA	2,280,043	2,345,342
4.96%, 06/01/2034	AAA	5,960,949	6,079,660
4.97%, 05/01/2018 (h)	AAA	2,033,264	2,047,243
5.00%, 05/18/2026	AAA	19,593,000	19,449,272
5.11%, 01/01/2021	AAA	8,813,026	8,990,820
5.18%, 03/25/2022-04/25/2022	AAA	16,828,772	16,941,276
5.20%, 10/01/2030	AAA	3,220,125	3,289,230
5.22%, 05/01/2020	AAA	8,153,244	8,316,227
5.23%, 02/01/2031	AAA	1,241,360	1,266,866
5.39%, 07/01/2015 (h)	AAA	793,254	806,020

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES -continued
FNMA - continued:
5.47%, 07/01/2029	AAA	$1,135,184	$1,169,813
5.57%, 07/01/2021 (h)	AAA	6,148,127	6,324,886
5.61%, 09/01/2018	AAA	836,950	865,251
5.66%, 05/01/2034 (h)	AAA	11,773,928	12,112,429
5.69%, 01/01/2016-03/01/2027	AAA	844,202	864,097
5.74%, 02/01/2031	AAA	1,216,974	1,245,531
5.75%, 08/01/2015-07/01/2027	AAA	482,968	491,454
5.76%, 02/01/2007-02/01/2017 (h)	AAA	10,445,478	10,486,634
5.81%, 01/01/2023	AAA	517,929	520,758
5.86%, 03/01/2019-02/01/2031	AAA	7,784,787	7,980,599
5.90%, 03/01/2027	AAA	2,025,394	2,093,706
5.91%, 10/01/2017	AAA	240,828	245,889
5.97%, 05/01/2022	AAA	1,720,441	1,767,731
6.00%, 06/25/2027-11/18/2028	AAA	34,131,433	34,389,661
6.01%, 09/01/2021-12/01/2022	AAA	6,623,859	6,823,972
6.03%, 09/01/2030 (h)	AAA	7,298,502	7,526,581
6.04%, 11/01/2018	AAA	638,693	652,905
6.05%, 12/01/2026	AAA	534,497	553,717
6.08%, 01/01/2022	AAA	108,980	112,339
6.10%, 04/01/2037	AAA	8,006,558	8,304,900
6.12%, 12/01/2017	AAA	533,650	547,991
6.13%, 04/01/2030 (h)	AAA	3,170,051	3,269,115
6.15%, 09/01/2026-07/01/2027	AAA	13,645,137	14,179,861
6.16%, 01/01/2022	AAA	534,115	551,346
6.18%, 11/01/2017-09/01/2031	AAA	28,909,727	29,667,524
6.21%, 10/01/2016	AAA	223,369	230,219
6.24%, 08/01/2025-04/01/2030 (h)	AAA	5,003,540	5,178,313
6.25%, 07/01/2020-04/01/2028	AAA	7,294,650	7,546,487
6.26%, 08/01/2027	AAA	4,924,325	5,112,557
6.28%, 12/01/2019	AAA	792,626	818,077
6.29%, 05/01/2022 (h)	AAA	16,079,699	16,633,243
6.30%, 08/01/2027	AAA	5,043,455	5,242,165
6.31%, 04/01/2028-04/01/2030	AAA	18,496,078	19,159,842
6.32%, 04/01/2018-01/01/2032	AAA	7,644,580	7,874,066
6.33%, 07/01/2019-11/01/2024	AAA	6,619,203	6,822,440
6.34%, 06/01/2026-05/01/2030	AAA	6,807,906	7,084,226
6.35%, 07/01/2024	AAA	515,999	542,563
6.36%, 07/01/2021-04/01/2028 (h)	AAA	18,741,098	19,402,036
6.37%, 03/01/2006-08/01/2031 (h)	AAA	26,240,489	26,904,524
6.38%, 02/01/2027-02/01/2032	AAA	2,254,923	2,344,291
6.39%, 01/01/2027-08/01/2028	AAA	24,335,365	25,207,426
6.40%, 04/01/2024-03/01/2030	AAA	4,427,566	4,627,543
6.41%, 11/01/2039	AAA	4,241,730	4,353,448
6.45%, 07/01/2031-09/01/2031	AAA	42,618,331	43,779,929
6.46%, 08/01/2031-12/01/2039	AAA	61,798,528	63,506,787
6.47%, 04/01/2031	AAA	10,815,692	11,121,334
6.50%, 11/01/2011-12/01/2031	AAA	86,689,233	88,904,025
6.52%, 12/01/2023 (h)	AAA	971,881	1,000,430
6.53%, 12/01/2024	AAA	499,326	516,855
6.54%, 05/01/2027	AAA	5,384,389	5,541,231
6.57%, 12/01/2021-05/01/2025 (h)	AAA	9,811,139	10,205,139
6.61%, 04/01/2025 (h)	AAA	372,039	386,455
6.62%, 10/20/2023	AAA	30,037,764	30,995,668

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES -continued
FNMA - continued:
6.64%, 02/01/2030	AAA	$9,052,538	$9,310,892
6.65%, 09/01/2030	AAA	2,978,869	3,089,228
6.67%, 07/01/2030 (h)	AAA	11,528,314	11,982,242
6.68%, 07/01/2027	AAA	738,888	760,505
6.70%, 02/01/2028-09/01/2031	AAA	7,458,181	7,711,643
6.71%, 07/01/2025	AAA	395,206	407,668
6.73%, 11/01/2031	AAA	7,566,234	8,014,278
6.74%, 04/01/2038	AAA	526,025	540,598
6.78%, 03/01/2023-08/01/2029	AAA	2,666,743	2,767,162
6.82%, 07/01/2028-11/01/2031	AAA	29,952,643	31,175,645
6.83%, 06/01/2024-06/01/2031	AAA	6,567,331	6,821,760
6.85%, 12/01/2024 (h)	AAA	1,595,842	1,645,712
6.87%, 01/01/2025	AAA	765,304	789,652
6.875%, 09/01/2017 (h)	AAA	999,736	1,036,601
6.89%, 06/01/2027	AAA	8,083,267	8,386,689
6.90%, 01/01/2017 (h)	AAA	3,759,916	3,911,488
6.91%, 05/01/2030-08/25/2041	AAA	82,560,219	85,571,946
6.92%, 07/01/2023-03/01/2031	AAA	24,961,501	25,960,423
6.94%, 05/01/2036	AAA	655,836	671,632
6.95%, 03/01/2030	AAA	5,161,947	5,374,366
6.96%, 11/01/2021 (h)	AAA	2,177,775	2,250,595
6.98%, 07/01/2030-11/01/2031	AAA	28,884,317	30,335,955
7.00%, 10/01/2009-09/25/2041	AAA	19,353,607	20,091,034
7.01%, 07/01/2030	AAA	8,949,171	9,323,917
7.02%, 01/01/2032	AAA	2,012,551	2,086,453
7.04%, 08/01/2030	AAA	6,275,732	6,538,529
7.07%, 09/01/2029-03/01/2031	AAA	8,661,564	9,000,919
7.08%, 12/01/2030	AAA	11,336,966	11,755,528
7.09%, 01/01/2030-03/01/2030	AAA	9,113,080	9,494,690
7.12%, 06/01/2019-04/01/2028	AAA	5,874,490	6,119,551
7.15%, 05/01/2028	AAA	7,114,709	7,412,638
7.16%, 03/01/2025	AAA	565,050	589,720
7.27%, 04/01/2024-01/01/2027 (h)	AAA	13,494,147	13,998,117
7.37%, 05/01/2027	AAA	2,076,800	2,163,766
7.39%, 09/01/2026	AAA	1,216,359	1,267,294
7.48%, 02/01/2029 (h)	AAA	44,613,003	46,341,757
7.50%, 07/25/2022-12/25/2041	AAA	22,492,813	23,754,333
7.70%, 11/01/2031	AAA	1,773,519	1,898,220
8.00%, 05/25/2022-12/01/2026	AAA	5,799,937	6,124,394
8.50%, 04/01/2026-06/01/2030	AAA	2,828,097	3,055,748
9.00%, 06/01/2009-07/01/2030 (h)	AAA	5,050,654	5,486,522
9.25%, 02/01/2032 (h)	AAA	1,458,832	1,597,877
9.50%, 04/01/2005-05/01/2007	AAA	162,644	166,639
10.50%, 11/01/2019	AAA	526,887	579,626
10.75%, 10/01/2012	AAA	218,111	239,221
11.00%, 01/01/2016-01/01/2018	AAA	327,321	366,611
12.50%, 07/01/2015	AAA	472,215	543,066
GNMA:
5.00%, TBA ++	AAA	50,000,000	50,484,375
6.00%, 01/20/2030	AAA	1,746,454	1,762,711
6.375%, 01/20/2016-05/20/2026	AAA	23,385,947	23,854,049
6.50%, 05/16/2026-11/20/2031	AAA	28,283,585	28,369,527
6.62%, 10/20/2017-10/20/2027	AAA	32,306,321	33,335,146

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES -continued
GNMA - continued:
6.75%, 08/20/2015-07/20/2024	AAA	$7,484,693	$7,689,225
7.50%, 02/20/2023-11/20/2023	AAA	415,789	436,049
7.89%, 10/20/2022	AAA	10,529,741	11,148,273
8.375%, 10/15/2020	AAA	7,071,488	7,684,118
9.00%, 05/15/2016-01/20/2025	AAA	3,100,967	3,409,648
9.50%, 08/15/2018-12/15/2021	AAA	2,890,403	3,206,271
10.25%, 11/15/2029 (h)	AAA	2,524,720	2,569,692
Total Mortgage-Backed Securities			2,216,512,003
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.9%
SLMA:
2.58%, 01/25/2014 (h)	AAA	18,250,000	18,346,953
2.60%, 10/25/2010	AAA	68,300,000	68,706,283
Total U.S. Government & Agency Obligations			87,053,236
U.S. TREASURY OBLIGATIONS - 0.1%
U.S. Treasury Notes, 4.25%, 01/15/2010	AAA	2,630,800	2,800,981

	Shares	Value

SHORT-TERM INVESTMENTS - 12.5%
MUTUAL FUND SHARES - 12.5%
Evergreen Institutional Money Market Fund (o) +	368,582,592	368,582,592
Total Investments - (cost $2,993,160,964) - 101.5%		2,999,068,705
Other Assets and Liabilities - (1.5%)		(43,189,658)
Net Assets - 100.0%		$2,955,879,047

See Combined Notes to Schedules of Investments.

EVERGREEN
Fixed Income Fund
(formerly, Evergreen Select Fixed Income Fund)
Schedule of Investments
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

ASSET-BACKED SECURITIES - 2.4%
Distribution Financial Svcs. Trust, Ser. 1999-3, Class A4, 6.65%, 03/15/2011	AAA	$5,580,000	$5,745,499
Empire Funding Home Loan Owner Trust, Ser. 1998-1, Class A4, 6.26%, 12/25/2012	AAA	981,615	1,002,814
MBNA Master Credit Card Trust, Ser. 2001, Class C3, 6.55%, 12/15/2008	BBB	2,470,000	2,506,351
Metlife Capital Equipment Loan Trust, Ser. 1997-A, Class A, 6.85%, 05/20/2008	AAA	826,362	853,557
Prudential Securities Secured Financing Corp., Ser. 1994-4, Class A1, 8.12%, 02/15/2025	AAA	1,356,867	1,429,125
Total Asset-Backed Securities			11,537,346
COLLATERALIZED MORTGAGE OBLIGATIONS - 11.6%
Asset Securitization Corp., Ser. 97-D4, Class A-1D, 7.49%, 04/14/2029	AAA	5,250,000	5,603,659
Commerce 2000, Ser. C1, Class A1, 7.21%, 09/15/2008	AAA	6,594,067	6,931,628
Comml. Mtge. Asset Trust:
Ser. 1999-C1, Class A3, 6.64%, 09/17/2010	AAA	4,435,000	4,557,959
Ser. 1999-C2 Class A1, 7.29%, 12/17/2007	AAA	3,383,476	3,553,280
FHLMC:
Ser. 1519, Class F, 6.75%, 03/15/2007	AAA	120,726	120,991
Ser. 1634, Class PH, 6.00%, 11/15/2022	AAA	4,600,000	4,729,418
Ser. 1935, Class FL, 2.64%, 02/15/2027	AAA	306,897	311,310
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	5,330,000	5,342,214
Ser. 2370, Class PE, 6.00%, 10/01/2031	AAA	8,025,000	8,037,658
FNMA:
Ser. 1998-W8, Class A4, 6.02%, 09/25/2028	AAA	5,617,824	5,745,348
Ser. 2002-9, Class PB, 6.00%, 11/25/2014 (h)	AAA	3,990,000	3,988,464
GMAC Comml. Mtge. Security, Inc., Ser. 1997-C1, Class E, 7.09%, 07/15/2029	Baa2	3,415,000	3,394,746
Morgan Stanley Capital I, Inc., Ser. 1998-XL2, Class A2, 6.17%, 10/03/2008	AAA	2,700,000	2,705,359
Total Collateralized Mortgage Obligations			55,022,034
CORPORATE BONDS - 45.1%
CONSUMER DISCRETIONARY - 6.8%
Automobiles - 1.6%
DaimlerChrysler Holdings Corp., 7.30%, 01/15/2012	BBB+	3,500,000	3,523,510
General Motors Corp., 7.20%, 01/15/2011	BBB+	3,800,000	3,756,790
7,280,300
Media - 0.5%
AOL Time Warner, Inc., 6.125%, 04/15/2006	BBB+	2,500,000	2,502,770
Multi-line Retail - 4.1%
May Department Stores Co., 7.15%, 08/15/2004	A+	3,630,000	3,830,587
Sears Roebuck Acceptance Corp., 7.00%, 02/01/2011	A-	2,600,000	2,635,056
Target Corp., 7.50%, 02/15/2005	A+	8,200,000	8,755,607
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	4,000,000	4,264,304
19,485,554
Textiles & Apparel - 0.6%
Nike, Inc., 5.50%, 08/15/2006	A	3,000,000	2,965,110
CONSUMER STAPLES - 1.8%
Beverages - 1.3%
Anheuser Busch Companies, Inc., 5.625%, 10/01/2010	A+	2,500,000	2,418,940
Pepsi Bottling Group, Inc., 5.625%, 02/17/2009 144A	A	3,975,000	3,867,866
6,286,806

EVERGREEN
Fixed Income Fund
(formerly, Evergreen Select Fixed Income Fund)
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - 0.5%
Safeway, Inc., 7.00%, 09/15/2002	BBB	$2,425,000	$2,470,025
ENERGY - 1.4%
Oil & Gas - 1.4%
Amerada Hess Corp., 5.90%, 08/15/2006	BBB	3,275,000	3,252,154
Conoco, Inc., 5.45%, 10/15/2006	BBB+	3,600,000	3,572,539
6,824,693
FINANCIALS - 24.9%
Banks - 7.1%
Bank of New York, 7.30%, 12/01/2009	A	4,500,000	4,762,399
National City Corp., 6.625%, 03/01/2004	A-	5,000,000	5,206,495
PNC Funding Corp.:
5.75%, 08/01/2006	A-	2,000,000	1,985,656
6.125%, 02/15/2009	BBB+	3,400,000	3,293,461
SunTrust Banks, Inc., 6.375%, 04/01/2011	A+	4,000,000	4,002,296
Washington Mutual, Inc., 6.875%, 06/15/2011	BBB+	4,250,000	4,296,559
Wells Fargo & Co., 6.625%, 07/15/2004	A+	10,000,000	10,480,380
34,027,246
Diversified Financials - 13.8%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	5,250,000	5,209,859
American Express Co., 5.50%, 09/12/2006	A+	4,000,000	3,978,296
Caterpillar Financial Services, 5.33%, 08/30/2004	A+	5,000,000	5,081,780
Ford Motor Credit Co., 7.375%, 10/28/2009	BBB+	5,000,000	4,913,260
Franchise Finance Corp. of America, 7.875%, 11/30/2005	AAA	4,000,000	4,373,528
GMAC, 6.75%, 12/10/2002	BBB+	5,000,000	5,124,865
Golden West Financial Corp., 5.50%, 08/08/2006	A	2,500,000	2,458,525
Household Finance Corp., 6.40%, 06/17/2008	A	4,000,000	3,924,308
International Lease Finance Corp.:
5.35%, 05/03/2004	AA-	2,500,000	2,526,823
5.95%, 06/06/2005	AA-	5,000,000	5,051,650
Legg Mason, Inc., 6.75%, 07/02/2008	BBB	3,600,000	3,629,408
Merrill Lynch & Co., Inc., 5.36%, 02/01/2007	AA-	2,650,000	2,596,836
Morgan Stanley Co., Inc., 6.10%, 04/15/2006	AA-	4,000,000	4,085,460
Sprint Capital Corp., 7.625%, 01/30/2011	BBB+	6,000,000	5,701,020
USAA Capital Corp., 5.591%, 12/20/2006 144A	AAA	2,650,000	2,619,620
Verizon Global Funding Corp., 6.75%, 12/01/2005	A+	4,000,000	4,157,740
65,432,978
Insurance - 2.5%
American General Finance Corp., 6.10%, 05/22/2006	A+	6,500,000	6,584,890
Metropolitan Life Insurance Co., 7.00%, 11/01/2005 144A	A+	5,000,000	5,192,350
11,777,240
Real Estate - 1.5%
Carramerica Realty Corp., 7.125%, 01/15/2012 REIT	BBB	3,250,000	3,215,566
EOP Operating LP, 7.00%, 07/15/2011	BBB+	3,800,000	3,790,424
7,005,990

EVERGREEN
Fixed Income Fund
(formerly, Evergreen Select Fixed Income Fund)
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
HEALTH CARE - 1.2%
Health Care Providers & Services - 0.8%
Cigna Corp., 6.375%, 10/15/2011	A+	$3,900,000	$3,820,194
Pharmaceuticals - 0.4%
Wyeth, 6.25%, 03/15/2006	A	2,000,000	2,051,232
INDUSTRIALS - 3.2%
Aerospace & Defense - 1.2%
Boeing Corp., 6.875%, 11/01/2006	A+	5,555,000	5,722,450
Machinery - 0.7%
Ingersoll Rand Co., 6.25%, 05/15/2006	BBB+	3,000,000	3,006,378
Road & Rail - 1.3%
Union Pacific Corp., 9.625%, 12/15/2002	BBB-	6,000,000	6,254,868
INFORMATION TECHNOLOGY - 1.1%
Communications Equipment - 1.1%
SBC Communications, Inc., 6.25%, 03/15/2011	AA-	5,250,000	5,210,814
MATERIALS - 1.6%
Metals & Mining - 0.8%
Alcoa, Inc., 5.875%, 06/01/2006	A+	4,000,000	4,037,088
Paper & Forest Products - 0.8%
Weyerhaeuser Co., 5.50%, 03/15/2005 144A	BBB	3,725,000	3,713,110
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.7%
Bellsouth Corp., 5.00%, 10/15/2006	A+	3,700,000	3,632,090
Navistar International Corp., 9.375%, 06/01/2006	BB+	1,500,000	1,582,500
Worldcom, Inc., 6.50%, 05/15/2004	BBB+	3,000,000	2,700,903
7,915,493
UTILITIES - 1.4%
Electric Utilities - 0.9%
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006	A-	4,240,000	4,094,928
Gas Utilities - 0.5%
Consolidated Natural Gas Co., 5.375%, 11/01/2006	BBB+	2,650,000	2,570,903
Total Corporate Bonds			214,456,170
MORTGAGE-BACKED SECURITIES - 20.5%
FHLMC:
5.50%, 02/01/2032	AAA	4,945,002	4,642,333
6.50%, 07/01/2004	AAA	381,502	391,334
FNMA:
4.87%, 06/01/2017	AAA	49,130	49,871
5.50%, 02/01/2017	AAA	8,610,358	8,396,108
5.50%, TBA #	AAA	10,325,000	10,053,969
6.00%, 05/01/2029	AAA	9,321,537	9,110,051
6.15%, 04/01/2011	AAA	2,773,227	2,773,197
6.26%, 04/01/2011 (h)	AAA	3,964,783	3,991,083
6.34%, 07/01/2009	AAA	6,435,968	6,712,332
6.625%, 09/15/2009	AAA	3,400,000	3,560,048
6.72%, 12/01/2006	AAA	3,340,759	3,549,324
6.82%, 12/01/2007	AAA	6,405,033	6,688,704
6.91%, 07/01/2009	AAA	5,916,922	6,209,069

EVERGREEN
Fixed Income Fund
(formerly, Evergreen Select Fixed Income Fund)
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES -continued
FNMA - continued:
7.21%, 06/01/2006	AAA	$5,092,509	$5,401,632
7.50%, 11/01/2030-03/01/2032	AAA	17,762,873	18,409,055
11.00%, 02/01/2025	AAA	2,306,784	2,613,507
GNMA:
7.50%, 04/15/2031	AAA	853,074	887,365
8.05%, 06/15/2019-10/15/2020	AAA	3,454,366	3,718,272
Total Mortgage-Backed Securities			97,157,254
U.S. TREASURY OBLIGATIONS - 12.8%
U.S. Treasury Notes:
3.375%, 01/15/2007	AAA	5,296,855	5,406,935
5.25%, 05/15/2004	AAA	20,045,000	20,653,406
6.00%, 08/15/2009 ##	AAA	12,590,000	13,103,445
6.125%, 08/15/2007	AAA	20,705,000	21,762,094
Total U.S. Treasury Obligations			60,925,880
YANKEE OBLIGATIONS - GOVERNMENT - 3.4%
Canada:
4.25%, 11/20/2006	AA-	4,100,000	3,931,215
4.625%, 10/03/2006	AA-	2,500,000	2,436,923
5.50%, 10/01/2008	AA	10,000,000	9,896,920
Total Yankee Obligations-Government			16,265,058

	Shares	Value

SHORT-TERM INVESTMENTS - 4.5%
MUTUAL FUND SHARES - 4.5%
Evergreen Institutional Money Market Fund (o)	21,589,377	21,589,377
Total Investments - (cost $476,954,216) - 100.3%		476,953,119
Other Assets and Liabilities - (0.3%)		(1,456,582)
Net Assets - 100.0%		$475,496,537

See Combined Notes to Schedules of Investments.

EVERGREEN
Income Plus Fund
(formerly, Evergreen Select Income Plus Fund)
Schedule of Investments
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

ASSET-BACKED SECURITIES - 5.2%
Empire Funding Home Loan Owner Trust, Ser. 1998-1, Class A4, 6.64%, 12/25/2012	AAA	$892,378	$911,649
MBNA Master Credit Card Trust, Ser. 1998-G, Class A, 1.98%, 02/17/2009	AAA	9,735,000	9,760,132
Morgan Stanley Co., Inc., 5.89%, 03/01/2007 TRACERS 144A (k)	AAA	14,400,000	14,413,665
Residential Asset Security Mtge. Pass Thru:
Ser. 2001-KS3, Class AI6, 5.96%, 09/25/2031	AAA	15,000,000	14,626,001
Ser. 2001-RZ4, Class A2, 3.76%, 02/25/2023	AAA	7,500,000	7,458,863
Saxon Asset Securities Trust, Ser. 1993-3, Class AF4, 7.55%, 10/25/2026	AAA	17,565,000	18,505,973
Sears Mtge. Securities Corp., Ser. 1999, Class PA19, 10.36%, 07/25/2018 144A (h)	AAA	72,895	72,531
Total Asset-Backed Securities			65,748,814
COLLATERALIZED MORTGAGE OBLIGATIONS - 19.3%
Commerce 2000, Ser. C1, Class A2, 7.42%, 04/15/2010	AAA	12,350,000	13,122,381
FHLMC:
Ser. 1519, Class F, 6.75%, 03/15/2007	AAA	415,873	416,789
Ser. 2362, Class PC, 6.50%, 04/15/2017 (h)	AAA	16,410,000	16,671,566
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	21,645,000	21,694,599
Ser. 2370, Class PE, 6.00%, 10/01/2031	AAA	17,335,000	17,362,342
Ser. 2394, Class MB, 6.00%, 01/15/2015	AAA	13,405,000	13,446,766
Ser. 83A, Class 3, 11.88%, 06/15/2013	AAA	20,965	22,663
FNMA:
Ser. 2001-74, Class QB, 6.00%, 11/01/2031	AAA	22,210,000	22,195,779
Ser. 2002-16, Class XN, 5.50%, 05/25/2012	AAA	10,205,000	10,208,061
Ser. 2002-9, Class PB, 6.00%, 11/25/2014 (h)	AAA	22,710,319	22,701,576
Ford Credit Auto Owner Trust, 2.02%, 01/15/2006	AAA	8,000,000	8,015,539
GNMA, Ser. 1999-14, Class PC, 6.00%, 04/20/2024	AAA	15,902,000	16,293,049
LB-UBS Comml. Mtge. Trust, Ser. 2000-C5, Class A1, 6.41%, 01/15/2010	AAA	7,903,017	8,110,519
Lehman Brothers Comml. Conduit Mtge. Trust, Ser. 1999-C1, Class A2, 6.78%, 06/15/2031	AAA	16,130,000	16,677,370
Massachusetts Special Purpose Trust RB, Ser. 1999-1, Class A5, 7.03%, 03/15/2012	AAA	14,740,000	15,677,383
Morgan Stanley Capital I, Inc.:
Ser. 1998-XI1, Class A2, 6.45%, 06/03/2030	AAA	11,144,000	11,543,591
Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030	AAA	19,110,000	19,440,588
Ser. 1998-XL2, Class A2, 6.17%, 10/03/2008	AAA	11,200,000	11,222,230
Salomon Brothers Mtge. Securities V, Ser. 1985-1, Class Z, 10.25%, 04/01/2016 (h)	AAA	1,964	1,954
Total Collateralized Mortgage Obligations			244,824,745
CORPORATE BONDS - 29.2%
CONSUMER DISCRETIONARY - 5.7%
Automobiles - 1.8%
DaimlerChrysler Holdings Corp., 7.30%, 01/15/2012	BBB+	5,000,000	5,033,585
Ford Motor Co., 6.38%, 02/01/2029	BBB+	6,500,000	5,166,551
General Motors Corp., 7.20%, 01/15/2011	BBB+	12,500,000	12,357,863
22,557,999
Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corp., 6.38%, 01/08/2028	A+	7,500,000	7,123,815

EVERGREEN
Income Plus Fund
(formerly, Evergreen Select Income Plus Fund)
Schedule of Investments
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
CONSUMER DISCRETIONARY - continued
Media - 1.4%
AOL Time Warner, Inc.:
6.13%, 04/15/2006	BBB+	$5,550,000	$5,556,150
8.18%, 08/15/2007	BBB+	5,000,000	5,349,165
Comcast Cable Communications Corp., 6.20%, 11/15/2008	BBB	6,910,000	6,674,431
17,579,746
Multi-line Retail - 2.0%
Dayton Hudson Corp., 5.88%, 11/01/2008	A+	3,500,000	3,505,988
May Department Stores Co., 8.75%, 05/15/2029	A+	2,000,000	2,354,444
Target Corp., 7.50%, 02/15/2005	A+	10,000,000	10,677,570
Wal-Mart Stores, Inc., 6.88%, 08/10/2009	AA	8,000,000	8,528,608
25,066,610
CONSUMER STAPLES - 1.4%
Beverages - 0.7%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026	A	8,500,000	8,472,919
Household Products - 0.7%
Procter & Gamble Co., 6.88%, 09/15/2009	AA-	8,750,000	9,279,480
FINANCIALS - 17.0%
Banks - 2.2%
Mellon Capital II, Ser. B, 8.00%, 01/15/2027	A-	6,265,000	6,485,365
National City Bank, 6.20%, 12/15/2011	A	6,000,000	5,846,754
Washington Mutual, Inc., 6.88%, 06/15/2011	BBB+	6,000,000	6,065,730
Wells Fargo & Co., 6.63%, 07/15/2004	A+	8,360,000	8,761,598
27,159,447
Diversified Financials - 12.1%
Alliance Capital Management LP, 5.63%, 08/15/2006	A+	11,000,000	10,915,894
Boeing Capital Corp., 6.10%, 03/01/2011	A+	9,070,000	8,806,734
Caterpillar Financial Services, 5.33%, 08/30/2004	A+	5,650,000	5,742,411
Ford Motor Credit Co., 7.38%, 10/28/2009	BBB+	14,000,000	13,757,128
General Electric Capital Corp., Ser. A, 5.35%, 03/30/2006	AAA	7,300,000	7,303,453
GMAC, 6.88%, 09/15/2011	BBB+	4,700,000	4,548,312
Household Finance Corp., 7.20%, 07/15/2006	A	10,000,000	10,280,420
International Lease Finance Corp.:
5.35%, 05/03/2004	AA-	10,500,000	10,612,655
5.95%, 06/06/2005	AA-	10,000,000	10,103,300
Merrill Lynch & Co., Inc., 5.36%, 02/01/2007	AA-	10,000,000	9,799,380
Morgan Stanley Co., Inc., 6.10%, 04/15/2006	AA-	15,000,000	15,320,475
PNC Funding Corp., 7.50%, 11/01/2009	BBB+	9,640,000	10,009,260
Sprint Capital Corp.:
6.88%, 11/15/2028	BBB+	4,600,000	3,692,641
7.63%, 01/30/2011	BBB+	14,325,000	13,611,185
Texaco Capital, Inc.:
5.50%, 01/15/2009	AA	5,000,000	4,884,225
9.75%, 03/15/2020	AA	5,000,000	6,545,655
USAA Capital Corp., 5.59%, 12/20/2006 144A	AAA	8,000,000	7,908,288
153,841,416

EVERGREEN
Income Plus Fund
(formerly, Evergreen Select Income Plus Fund)
Schedule of Investments
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
FINANCIALS - continued
Insurance - 1.3%
American General Finance Corp.:
7.45%, 01/15/2005	A+	$5,465,000	$5,831,745
MTN, 5.88%, 07/14/2006	A+	11,100,000	11,124,487
16,956,232
Real Estate - 1.4%
Duke Weeks Realty, Ltd., 7.75%, 11/15/2009 REIT	BBB+	7,500,000	7,928,138
EOP Operating LP, 7.75%, 11/15/2007	BBB+	9,000,000	9,493,596
17,421,734
HEALTH CARE - 1.0%
Pharmaceuticals - 1.0%
Wyeth, 6.25%, 03/15/2006	A	11,750,000	12,050,988
INDUSTRIALS - 2.0%
Aerospace & Defense - 0.7%
United Technologies Corp., 7.00%, 09/15/2006	A+	9,000,000	9,463,419
Airlines - 0.2%
Delta Air Lines, Inc., 8.30%, 12/15/2029	BB	3,000,000	2,553,840
Chemicals - 0.4%
Dow Chemical Co., 7.38%, 11/01/2029	A	5,000,000	5,092,350
Machinery - 0.7%
Ingersoll Rand Co., 6.25%, 05/15/2006	BBB+	8,750,000	8,768,602
MATERIALS - 0.3%
Metals & Mining - 0.3%
Alcoa, Inc., 6.50%, 06/01/2011	A+	3,075,000	3,100,052
TELECOMMUNICATION SERVICES - 1.8%
Diversified Financials - 1.0%
Bell Atlantic Financial Services, Inc., 5.75%, 04/01/2003	A+	12,000,000	12,165,600
Diversified Telecommunication Services - 0.8%
AT&T Corp., 6.50%, 03/15/2029	BBB+	8,085,000	6,763,984
MCI WorldCom, Inc., 6.95%, 08/15/2028	BBB+	5,385,000	3,762,375
10,526,359
Total Corporate Bonds			369,180,608
MORTGAGE-BACKED SECURITIES - 26.6%
FHLMC:
5.50%, 12/01/2031-03/01/2032	AAA	18,150,000	17,039,090
6.00%, 03/01/2031-01/01/2032	AAA	3,679,531	3,573,872
6.00%, TBA ++	AAA	14,800,000	14,342,088
7.03%, 12/01/2006	AAA	7,685,000	8,118,212
7.50%, 08/01/2031	AAA	11,237,699	11,649,483
FNMA:
5.50%, 01/01/2017-03/01/2017	AAA	77,081,756	75,171,684
5.50%, TBA ++	AAA	21,370,000	20,809,037
5.63%, 06/01/2008 (h)	AAA	10,034,776	10,134,838
5.74%, 03/01/2011	AAA	7,419,639	7,419,559
6.00%, 05/01/2029	AAA	25,519,618	24,940,631
6.21%, 08/30/2011	AAA	6,043,329	6,068,017
6.24%, 03/01/2011	AAA	3,765,740	3,785,709

EVERGREEN
Income Plus Fund
(formerly, Evergreen Select Income Plus Fund)
Schedule of Investments
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - continued
FNMA - continued:
6.35%, 01/01/2008	AAA	$3,417,319	$3,565,599
6.42%, 03/01/2011	AAA	2,576,991	2,619,847
6.44%, 12/01/2010	AAA	11,431,605	11,962,366
6.91%, 07/01/2007	AAA	7,991,666	8,372,897
6.97%, 01/01/2010	AAA	19,692,746	20,727,486
7.09%, 10/01/2007	AAA	4,802,227	5,071,956
7.50%, 02/01/2012-11/01/2031	AAA	75,144,527	78,137,037
GNMA:
8.25%, 07/15/2008-05/15/2020	AAA	3,422,834	3,707,568
11.50%, 05/15/2013-06/15/2013	AAA	17,190	19,634
Total Mortgage-Backed Securities			337,236,610
U.S. TREASURY OBLIGATIONS - 17.5%
U.S. Treasury Bonds:
5.25%, 11/15/2028	AAA	24,135,000	21,731,878
6.25%, 08/15/2023	AAA	41,795,000	42,813,795
U.S. Treasury Notes:
3.38%, 01/15/2007	AAA	10,001,446	10,209,296
5.25%, 05/15/2004	AAA	77,425,000	79,775,004
6.13%, 08/15/2007	AAA	63,955,000	67,220,222
Total U.S. Treasury Obligations			221,750,195
YANKEE OBLIGATIONS-CORPORATE - 0.6%
TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunications Services - 0.6%
Vodafone Group Plc, 7.75%, 02/15/2010	A	7,380,000	7,902,792

	Shares	Value

SHORT-TERM INVESTMENTS - 4.0%
MUTUAL FUND SHARES - 4.0%
Evergreen Institutional Money Market Fund (o) +	50,505,415	50,505,415
Total Investments - (cost $1,306,491,667) - 102.4%		1,297,149,179
Other Assets and Liabilities - (2.4%)		(30,280,994)
Net Assets - 100.0%		$1,266,868,185

See Combined Notes to Schedules of Investments.

EVERGREEN
Intermediate Term Municipal Bond Fund
(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Schedule of Investments
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS - 95.9%
AIRLINES - 1.3%
Chicago, IL O’Hare Intl. Arpt. RRB, United Airlines, Inc. Proj., Ser. A, 6.75%, 11/01/2011	B+	$ 8,360,000	$5,016,418
Kenton Cnty., KY Airport RB, Delta Airlines Spl. Facs. Proj., 7.50%, 02/01/2020	BB+	2,000,000	1,996,000
7,012,418
AIRPORT - 5.6%
Denver, CO City & Cnty. Arpt. RB:
Ser. D, 7.75%, 11/15/2013	A	9,405,000	11,105,236
Rental Car Proj., Ser. A, 6.00%, 01/01/2011	AAA	3,025,000	3,218,056
Hawaii Arpt. Sys. RB, Ser. B, 6.50%, 07/01/2014	AAA	14,095,000	15,583,291
Los Angeles, CA Regl. Arpt., RB, 7.00%, 12/01/2012	BB	1,000,000	969,970
30,876,553
COMMUNITY DEVELOPMENT DISTRICT - 0.5%
Frederick Cnty., MD Spl. Tax RB, 6.25%, 07/01/2010	B+	2,670,000	2,632,540
CONTINUING CARE RETIREMENT COMMUNITY - 2.6%
Connecticut Dev. Auth. RRB, Church Homes, Inc. Proj.:
4.90%, 04/01/2002	BBB	425,000	425,017
5.00%, 04/01/2003	BBB	925,000	928,672
5.40%, 04/01/2007	BBB	1,220,000	1,211,875
5.70%, 04/01/2012	BBB	1,675,000	1,614,432
New Jersey EDA RB:
Evergreens Proj., 5.875%, 10/01/2012	B+	1,380,000	1,339,221
Fellowship Village Proj., Ser. A:
5.20%, 01/01/2009	BBB-	530,000	523,725
5.30%, 01/01/2010	BBB-	585,000	575,827
Franciscan Oaks Proj.:
5.60%, 10/01/2012	BBB-	2,620,000	2,444,696
5.70%, 10/01/2017	BBB-	1,215,000	1,063,854
Keswick Pines Proj.:
5.60%, 01/01/2012	BBB-	900,000	854,496
5.70%, 01/01/2018	BBB-	3,550,000	3,194,538
14,176,353
EDUCATION - 6.4%
Colorado Edl. & Cultural Facs.:
5.50%, 04/01/2009	BBB-	365,000	373,063
5.50%, 04/01/2010	BBB-	390,000	397,059
5.50%, 04/01/2011	BBB-	410,000	415,215
5.75%, 04/01/2013	BBB-	200,000	203,494
5.75%, 04/01/2014	BBB-	215,000	217,111
Denver, CO City & Cnty. Sch. Dist. RB, Ser. B, 6.50%, 12/01/2002	A+	1,000,000	1,017,750
Massachusetts Edl. Fin. Auth. RRB, Ser. A, 5.50%, 12/01/2007	AAA	8,155,000	8,557,612
Montgomery Cnty., PA Higher Ed. Auth. RB, Beaver College Proj., 5.80%, 04/01/2016	AAA	4,000,000	4,181,160
New York Dormitory Auth. RB, Ser. A, 5.50%, 05/15/2013	AA-	13,000,000	13,997,750
Pennsylvania Higher Edl. RB, UPMC Hlth. Sys., Ser. A, 6.25%, 01/15/2017	A+	5,535,000	5,747,932
35,108,146
ELECTRIC REVENUE - 4.8%
Central Valley, CA Fin. Auth. RB, Co-generation Proj., 6.00%, 07/01/2009	BBB-	8,950,000	9,248,572
Maricopa Cnty., AZ PCRRB, El Paso Elec. Proj., 6.375%, 08/01/2015	AAA	8,500,000	8,934,860
Sullivan, IN PCRRB, Ser. C, 5.95%, 05/01/2009	BBB	8,250,000	8,412,360
26,595,792

EVERGREEN
Intermediate Term Municipal Bond Fund
(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Schedule of Investments
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS - continued
ESCROW - 2.4%
Beaver Falls, PA Muni. Auth. RB, 9.13%, 08/01/2005	AAA	$ 935,000	$1,094,333
Heartland Consumer Pwr. Dist. RB, 7.00%, 01/01/2016	AAA	5,000,000	5,731,400
Illinois Hlth. Facs. Auth. RB, Mercy Hosp. & Medical Ctr. Proj., 10.00%, 01/01/2015	AAA	4,370,000	5,842,340
West View, PA Muni. Auth. Spl. Obl. Bonds, 9.20%, 05/15/2003	AAA	575,000	589,709
13,257,782
GENERAL OBLIGATION - LOCAL - 4.5%
Cherry Hill Township, NJ GO, 5.80%, 06/01/2004	AA-	705,000	723,958
New York, NY GO:
7.63%, 03/15/2014	AAA	5,000,000	5,235,900
Ser. A, 6.25%, 08/01/2010	A	2,500,000	2,730,525
Ser. A, 6.25%, 08/01/2011	A	3,000,000	3,270,390
Ser. C, 6.50%, 02/01/2008	A	5,795,000	6,377,571
Ser. I, 6.50%, 03/15/2005	A	6,000,000	6,463,200
24,801,544
GENERAL OBLIGATION - STATE - 2.5%
Washington GO, Ser. B, 6.40%, 06/01/2017	AA+	12,000,000	13,824,000
HOSPITAL - 14.7%
Alamogordo, NM Hosp. RB, 5.00%, 01/01/2008	A-	5,680,000	5,704,935
Coffee Cnty., GA Hosp. Auth. RB, Ser. A, 6.75%, 12/01/2026	AA	1,500,000	1,447,515
Illinois Hlth. Facs. Auth. RB:
Edward Hosp. Proj., Ser. A, 6.00%, 02/15/2019	A+	5,600,000	5,616,800
Passavant Memorial Hosp., 5.65%, 10/01/2016	A	4,850,000	4,769,005
Indiana Hlth. Facs. Auth. Hosp. RB, Memorial Hosp. Proj., 7.35%, 03/01/2012	BBB	2,000,000	2,044,120
Michigan Hosp. Fin. Auth. RB, Trinity Hlth. Proj.:
Ser. A, 6.00%, 12/01/2013	AA-	4,675,000	4,919,830
Ser. A, 6.00%, 12/01/2014	AA-	4,865,000	5,089,763
New Hampshire Hlth. & Ed. Facs. RB:
6.00%, 10/01/2016	A+	1,000,000	1,020,830
Ser. D, 6.15%, 07/01/2029	A+	2,055,000	2,189,870
New Jersey Hlth. Care Facs. RB:
6.00%, 07/01/2012	AAA	3,000,000	3,171,150
6.25%, 07/01/2017	AAA	2,000,000	2,104,740
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Proj., 4.80%, 04/01/2004	AA-	155,000	155,730
Shawnee, OK Hosp. Auth. RRB, Midamerica Healthcare Proj., 6.13%, 10/01/2014	BBB	8,500,000	8,570,465
West Shore, PA Area Hosp. Auth. RB, Holy Spirit Hosp. Proj.:
5.90%, 01/01/2017	BBB+	1,590,000	1,579,935
6.00%, 01/01/2018	BBB+	1,645,000	1,643,158
6.05%, 01/01/2019	BBB+	1,765,000	1,759,652
6.15%, 01/01/2020	BBB+	1,885,000	1,862,738
Wichita, KS Hosp. RRB, Ser. 11, 6.75%, 11/15/2014	A+	5,840,000	6,358,475
Wisconsin Hlth. & Edl. Facs. Auth. RB:
6.00%, 08/15/2014	A	1,000,000	1,033,840
Med. College, Inc. Proj., 5.95%, 12/01/2015	A	6,865,000	6,904,748
Mercy Hosp. of Janesville, Inc. Proj., 6.50%, 08/15/2011	A	5,300,000	5,427,412
Refunding Wheaton Franciscan Svcs., 6.25%, 08/15/2022	A	7,500,000	7,683,750
81,058,461

EVERGREEN
Intermediate Term Municipal Bond Fund
(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Schedule of Investments
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS - continued
HOUSING - 17.3%
California HFA RB:
Ser. A, 7.55%, 08/01/2003	A+	$ 2,335,000	$2,399,236
Ser. L, 0.00%, 08/01/2027 (s)	AAA	6,905,000	1,768,094
Jefferson Parish, LA Home Mtge. Auth. SFHRRB, Ser. B-1, 6.75%, 06/01/2030	AAA	1,830,000	2,007,437
Massachusetts HFA RB:
Ser. 845, 6.15%, 04/01/2004	AAA	6,500,000	6,817,330
Ser. C, 6.35%, 05/15/2003	AAA	2,000,000	2,048,720
Michigan Hsg. Dev. Auth. RB, 6.85%, 10/01/2015	AA-	7,500,000	8,102,100
Minnesota HFA SFHRB:
Ser. B, 6.20%, 01/01/2021	AA+	5,070,000	5,220,883
Ser. E, 6.85%, 01/01/2024	AA+	9,495,000	9,681,957
Mississippi Home Corp. SFHRB, Ser. H, Class 6, 6.70%, 12/01/2029	AAA	6,450,000	6,901,758
Missouri Hsg. Dev. Commission SFHRB:
Ser. A-1, 7.50%, 03/01/2031	AAA	2,190,000	2,372,493
Ser. C-1, 6.95%, 09/01/2030	AAA	8,135,000	9,014,312
Nevada Hsg. Division SFHRB, Ser. A-1, 7.55%, 10/01/2010	AA	190,000	190,129
New Jersey Hsg. & Mtge. Fin. RB, Ser. 1, 6.70%, 11/01/2028	A+	220,000	226,937
New Mexico Mtge. Fin. Auth. SFHRB:
Ser. A, 5.875%, 08/01/2003	A	5,535,000	5,771,123
Ser. A-2, 7.10%, 09/01/2030	AAA	1,555,000	1,736,049
Ser. E-2, 6.55%, 09/01/2031	AAA	5,945,000	6,557,216
New York Hsg. Fin. Service Contract RB, Ser. C, 5.875%, 09/15/2014	AA-	5,085,000	5,245,991
Ohio HFA Mtge. RB, Ser. C, 5.63%, 03/01/2032, (LOC: GNMA)	Aaa	5,410,000	5,560,398
Oklahoma HFA SFHRB, Ser. D-1, 7.10%, 09/01/2016	AAA	1,725,000	1,900,432
Symrna, TN Hsg. Assn. MHRB, Ser. A, 6.45%, 10/20/2035, (LOC: GNMA)	AAA	8,980,000	9,648,202
Texas Dept. of Hsg. & Community Affairs MHRB, Ser. A, 5.55%, 01/01/2005	A	1,430,000	1,443,313
Utah HFA SFHRB, Ser. G-1, 7.35%, 07/01/2018	AAA	235,000	242,311
94,856,421
INDUSTRIAL DEVELOPMENT REVENUE - 5.1%
Alliance Arpt. Auth., Inc., TX Spl. Facs. RB, Federal Express Corp. Proj., 6.375%, 04/01/2021	BBB	1,750,000	1,776,530
Boston, MA IDA RB, Pilot Seafood Proj., 5.375%, 04/01/2030	AA-	5,000,000	5,046,300
Dickinson Cnty., MI Economic Dev. Corp. RRB, 6.55%, 03/01/2007	BBB	4,000,000	4,065,720
Iowa Fin. Auth. RRB, Trinity Hlth. Proj., Ser. B, 5.75%, 12/01/2015	AA-	4,240,000	4,337,478
Mason Cnty., WV PCRB, Appalachian Pwr. Co. Proj., Ser. I, 6.85%, 06/01/2022	BBB+	3,000,000	3,065,220
Niagara Cnty., NY IDA RRB, Ser. B, 5.55%, 11/15/2024	BBB	3,000,000	3,047,970
Oakes, ND IDRB, Omniquip Intl., Inc. Proj., 5.80%, 02/01/2014	BBB	3,950,000	3,798,596
Toledo, OH Port Auth. RB, 5.90%, 12/01/2015	AAA	3,000,000	3,100,140
28,237,954
LEASE - 3.2%
Texas Natl. Research Lab. Commission RB, 6.95%, 12/01/2012	AAA	15,000,000	17,402,550
MISCELLANEOUS REVENUE - 1.3%
Hodgkins, IL Env. RB, 6.00%, 11/01/2015	A+	7,000,000	7,102,130
PORT AUTHORITY - 2.0%
Port Auth. of NY & NJ RB, Ser. 4, 6.75%, 10/01/2011	AAA	10,500,000	10,847,865
PRE-REFUNDED - 1.6%
New York City Muni. Wtr. Fin. Auth. RB, Ser. B, 6.25%, 06/15/2020	AAA	8,000,000	8,956,000

EVERGREEN
Intermediate Term Municipal Bond Fund
(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Schedule of Investments
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS - continued
PUBLIC FACILITIES - 2.2%
Dauphin Cnty., PA General Auth. RB:
Ser. A, 5.50%, 01/15/2008	AAA	$ 7,865,000	$6,434,199
Ser. A, 5.75%, 01/15/2010	AAA	3,950,000	3,046,240
Hartford, CT Parking Systems RB, Ser. A, 6.50%, 07/01/2025	BBB	2,740,000	2,792,170
12,272,609
RESOURCE RECOVERY - 1.0%
Pennsylvania Econ. Dev. Fin. Auth. Resource Recovery RB, Colver Proj.:
7.15%, 12/01/2018	BBB-	3,500,000	3,653,930
Ser. D, 7.13%, 12/01/2015	BBB-	2,000,000	2,091,800
5,745,730
SALES TAX - 1.6%
Pennsylvania Convention Ctr. RRB, Ser. A,
6.75%, 09/01/2019, (Insd. by MBIA)	AAA	8,000,000	8,777,760
SOLID WASTE - 0.7%
Blytheville, AR Solid Wst. RB, 6.90%, 12/01/2021	AA-	3,500,000	3,586,625
SPECIAL TAX - 0.8%
Allegheny Cnty., PA Redev. Auth. RB, Waterfront Proj.:
Ser. A, 5.875%, 12/15/2010	A	2,530,000	2,676,361
Ser. B, 5.75%, 12/15/2005	A	1,655,000	1,748,077
4,424,438
STUDENT LOAN - 3.1%
Alaska Student Loan Corp. RB:
Ser. A, 5.80%, 07/01/2012	AAA	2,935,000	3,089,997
Ser. A, 5.85%, 07/01/2013	AAA	3,285,000	3,449,053
Ser. A, 5.90%, 07/01/2014	AAA	3,600,000	3,767,112
Arkansas Student Loan Auth. RB, Ser. B, 5.35%, 06/01/2009	A	6,465,000	6,601,864
16,908,026
TOBACCO REVENUE - 3.7%
Tobacco Settlement Revenue Mgmt. Auth. RB, SC Tobacco Settlement, Ser. B, 6.00%, 05/15/2022	A	6,625,000	6,624,404
TSASC, Inc., NY RB, Ser. 1, 5.70%, 07/15/2014	A	2,900,000	2,988,566
Washington, DC Tobacco Settlement Financing Corp. RB, 6.25%, 05/15/2024	A	10,500,000	10,499,055
20,112,025
UTILITY - 0.7%
Grand Prairie, TX Metro. Util. RB, 6.50%, 04/01/2012	A	3,740,000	3,925,093
WATER & SEWER - 6.3%
Ashland, KY PCRB, Ashland Oil, Inc. Proj., 6.65%, 08/01/2009	BBB	5,000,000	5,121,500
Braxton Cnty., WV Solid Wst. Disposal RRB, Weyerhaeuser Co. Proj., 6.50%, 04/01/2025	BBB	5,000,000	5,102,400
3.80%, VRDN	BBB	3,000,000	3,000,000
Huntsville, AL Solid Wst. Disposal Auth. RRB:
5.75%, 10/01/2009	AAA	7,865,000	8,326,282
5.75%, 10/01/2012	AAA	9,210,000	9,625,463
Texas Gulf Coast Wst. Disposal Auth. RB, Champion Intl. Corp. Proj., 7.45%, 05/01/2026	BBB	3,400,000	3,477,044
34,652,689
Total Municipal Obligations			527,151,504

EVERGREEN
Intermediate Term Municipal Bond Fund
(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Schedule of Investments
March 31, 2002 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS - 3.9%
MUTUAL FUND SHARES - 3.9%
Evergreen Institutional Municipal Money Market Fund (o)	21,258,104	$21,258,104
Total Investments - (cost $539,557,726) - 99.8%		548,409,608
Other Assets and Liabilities - 0.2%		1,116,080
Net Assets - 100.0%		$549,525,688

The following table shows the percent of portfolio assets invested by geographic location as of March 31, 2002. (unaudited)

State	Percentage of Portfolio Assets

New York	13.7%
Pennsylvania	8.5%
Illinois	5.2%
Texas	4.8%
Massachusetts	4.1%
Michigan	4.0%
Wisconsin	3.8%
Alabama	3.3%
Colorado	3.1%
New Jersey	3.0%
Hawaii	2.8%
Minnesota	2.7%
California	2.6%
New Mexico	2.6%
Washington	2.5%
Missouri	2.1%
West Virginia	2.0%
Alaska	1.9%
Arkansas	1.9%
District of Columbia	1.9%
Indiana	1.9%
Oklahoma	1.9%
Tennessee	1.8%
Arizona	1.6%
Ohio	1.6%
Connecticut	1.3%
Kentucky	1.3%
Mississippi	1.3%
Kansas	1.2%
South Carolina	1.2%
South Dakota	1.0%
Iowa	0.8%
North Dakota	0.7%
New Hampshire	0.6%
Maryland	0.5%
Louisiana	0.4%
Florida	0.3%
Georgia	0.3%
Nevada	0.0%
North Carolina	0.0%
Other	3.8%

100%

See Combined Notes to Schedules of Investments.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Schedule of Investments
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

ASSET-BACKED SECURITIES - 4.5%
Associates Auto Receivables Trust, Ser. 2000-2, Class A4, 6.90%, 08/15/2005	AA	$ 4,000,000	$4,188,840
BankBoston Receivable Asset-Backed Trust, Ser. 1997-1, Class A7, 6.48%, 07/15/2008	AAA	381,873	384,909
Chase Credit Card Owner Trust, Ser. 1999-3, Class A, 6.66%, 01/15/2007	AAA	5,000,000	5,256,208
CIT Group Home Equity Loan Trust, Ser. 2002-1, Class AF1B, 3.48%, 02/25/2017	AAA	5,000,000	4,993,750
CIT Receivables Trust, Ser. 1995-B, Class A, 6.50%, 04/15/2011	AAA	37,521	38,315
Daimler-Benz Vehicle Trust, Ser. 1998-A, Class A4, 5.22%, 12/22/2003	AAA	827,348	831,338
GE Capital Mtge. Svcs., Inc., Ser. 1998-1, Class A4, 6.44%, 10/25/2016	Aaa	1,065,725	1,066,920
GMAC, Ser. 1999-FL1, Class E, 3.52%, 10/15/2009 144A	Baa1	5,000,000	4,992,188
MBNA Master Credit Card Trust, Ser. 1996-J, Class A, 1.97%, 02/15/2006	AAA	760,000	761,463
Prudential Financial Asset Funding Corp., Ser. 1993-8, Class A, 5.78%, 11/15/2014	AAA	71,940	73,146
SLMA, Ser. 1997-1, Class A1, 2.23%, 10/25/2005	AAA	81,961	82,071
Total Asset-Backed Securities			22,669,148
COLLATERALIZED MORTGAGE OBLIGATIONS - 15.1%
Banc America, Inc., Ser. 2001-7, 2.72%, 01/27/2006 (h)	AA	3,500,000	3,420,704
Commerce 2000, Ser. 2000-FL1A, Class H, 3.02%, 12/16/2011 144A	BBB	3,520,000	3,505,767
Credit Suisse First Boston Mtge. Securities Corp.:
Ser. 1998-FL2A, Class D, 3.22%, 08/15/2013 144A	AAA	7,500,000	7,503,416
Ser. 2001-CP4, Class A1, 5.26%, 12/15/2035	AAA	3,295,226	3,299,829
Ser. 2002-FL1, Class C, 3.12%, 01/11/2010	AAA	2,867,000	2,867,897
Deutsche Mtge. & Asset Receiving Corp.,
Ser. 1998-C1, Class A1, 6.22%, 09/15/2007	Aaa	1,829,241	1,878,308
FHLMC:
Ser. 1916, Class PB, 6.50%, 08/15/2011	AAA	2,845,681	2,929,665
Ser. 2052, Class PT, 6.00%, 12/15/2009	AAA	818,068	837,482
Ser. 2314, Class CA, 5.65%, 11/15/2024	AAA	4,000,000	4,043,434
Ser. 2372, Class NL, 6.00%, 11/15/2031	AAA	4,000,000	3,896,119
Ser. 2418, Class CT, 5.75%, 12/15/2012 (h)	AAA	3,844,512	3,820,655
FNMA:
Class D, 6.00%, 03/18/2028	AAA	3,555,949	3,600,829
Ser. 2002-W1, Class 1A1, 3.42%, 09/25/2027	AAA	4,000,000	3,991,250
Ser. G93-19, Class N, 7.20%, 04/25/2023	AAA	473,883	475,673
GE Capital Mtge. Svcs., Inc., Ser. 1999-3, Class M, 6.50%, 05/25/2029	NR	1,084,306	1,058,548
GMAC Mtge. Corp. Loan Trust, Ser. 1999-J1, Class B1, 6.75%, 08/25/2029	AAA	1,397,780	1,382,397
GNMA, Ser. 1995-5, Class J, 7.50%, 05/20/2023	NR	631,205	634,544
Greenwich Capital Acceptance, Inc., Ser. 2001-Z, 6.36%, 06/14/2006 144A	A+	2,985,961	2,963,566
Midland Realty Acceptance Corp., Ser. 1996-C2, Class A2, 7.23%, 01/25/2029	Aaa	3,450,000	3,621,221
Morgan Stanley Capital I, Inc.:
Ser. 2001-TOP5, Class A1, 5.02%, 10/15/2035	AAA	3,893,638	3,880,222
Ser. 1997-ALIC, Class B, 6.71%, 01/15/2006	Aaa	2,500,000	2,606,826
PNC Mtge. Securities Corp., Ser. 1998-12, Class CB1, 6.75%, 01/15/2029	NR	1,439,029	1,435,179
SASCO Comml. Mtge. Trust, Ser. 1999-C3, Class H, 3.35%, 10/21/2013 144A	A1	3,808,868	3,814,644
Starwood Asset Receivables Trust, Ser. 2000-1, Class E, 4.51%, 09/25/2022 144A	Aa3	4,000,000	4,024,384
Washington Mutual, Ser. 2002-AR4, Class A2A, 3.00%, 04/25/2032	AAA	5,000,000	4,998,437
Total Collateralized Mortgage Obligations			76,490,996

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - 60.3%
CONSUMER DISCRETIONARY - 3.2%
Automobiles - 0.7%
Daimler Chrysler, 7.40%, 01/20/2005	BBB+	$ 3,500,000	$3,633,388
Media - 2.5%
Turner Broadcasting Systems, Inc., 7.40%, 02/01/2004	BBB+	4,000,000	4,203,936
Viacom, Inc., 6.75%, 01/15/2003	A-	4,000,000	4,117,976
Walt Disney Co., 4.875%, 07/02/2004	A-	4,000,000	4,014,680
12,336,592
CONSUMER STAPLES - 6.4%
Beverages - 1.4%
Coca Cola Co., 4.00%, 06/01/2005	A+	4,000,000	3,924,232
Pepsi Bottling Holdings, Inc., 5.375%, 02/17/2004 144A	A	3,000,000	3,071,442
6,995,674
Food & Drug Retailing - 2.0%
American Stores Co., Ser. A, MTN, 7.20%, 06/09/2003	BBB+	5,000,000	5,180,630
Safeway, Inc., 7.00%, 09/15/2002	BBB	5,000,000	5,092,835
10,273,465
Food Products - 1.6%
Kellogg Co., 5.50%, 04/01/2003	BBB	8,020,000	8,156,565
Personal Products - 0.8%
Gillette Co., 4.00%, 06/30/2005 144A	AA-	4,000,000	3,920,320
Tobacco - 0.6%
Philip Morris Companies, Inc., 7.25%, 01/15/2003	A-	3,000,000	3,084,615
ENERGY - 1.9%
Oil & Gas - 1.9%
BP Capital Markets Plc, 4.625%, 05/27/2005	AA+	5,000,000	4,970,065
Oryx Energy Co., 8.00%, 10/15/2003	BBB	3,500,000	3,651,035
Phillips Petroleum Co., 6.65%, 03/01/2003	BBB+	1,000,000	1,026,947
9,648,047
FINANCIALS - 28.1%
Banks - 9.1%
Bank One Corp., 5.625%, 02/17/2004	A	3,500,000	3,581,357
Capital One Bank, 8.25%, 06/15/2005	BBB-	3,500,000	3,549,381
Chase Manhattan Corp., 7.875%, 07/15/2006	A+	3,500,000	3,751,695
Fifth Third Bank, 6.75%, 07/15/2005	A+	2,500,000	2,628,258
Keycorp, FRN, 2.15%, 08/30/2004	A-	5,000,000	4,994,845
Mellon Financial Co.:
5.75%, 11/15/2003	A+	3,000,000	3,098,304
6.00%, 03/01/2004	A+	1,797,000	1,856,477
NationsBank Corp., 6.125%, 07/15/2004	A+	3,500,000	3,621,289
Norwest Corp., 6.625%, 03/15/2003	A	5,000,000	5,161,775
PNC Funding Corp., 7.00%, 09/01/2004	A-	3,500,000	3,674,881
Popular, Inc., FRN, 3.48%, 10/15/2003	BBB+	3,500,000	3,514,459
Southtrust Corp., 7.00%, 05/15/2003	BBB+	3,500,000	3,627,169
U.S. Bancorp, 2.09%, 02/03/2003	A	3,400,000	3,403,261
46,463,151

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
FINANCIALS - continued
Diversified Financials - 15.2%
Bear Stearns Companies, Inc., MTN, 7.33%, 10/28/2004	A	$ 3,500,000	$3,676,046
Country Home Loan, Inc., 6.85%, 06/15/2004	A	4,410,000	4,609,186
Ford Motor Credit Co., 2.82%, 03/08/2004	BBB+	5,000,000	4,845,885
GMAC:
6.75%, 12/10/2002	BBB+	2,150,000	2,203,692
7.625%, 06/15/2004	BBB+	3,500,000	3,637,319
Goldman Sachs Group, Inc., 7.625%, 08/17/2005	A+	4,000,000	4,288,564
Heller Financial, Inc., 7.875%, 05/15/2003	AAA	5,000,000	5,255,510
Household Finance Corp., 7.25%, 05/15/2006	A2	3,500,000	3,597,611
International Lease Finance Corp., 3.18%, 10/18/2004	A	3,500,000	3,504,211
Lehman Brothers Holdings, Inc., MTN, 6.625%, 12/27/2002	A	5,000,000	5,133,615
MBNA Corp., MTN, 6.15%, 10/01/2003	BBB	3,500,000	3,557,754
Merrill Lynch & Co., MTN, Ser. B, 4.54%, 03/08/2005	AA-	4,000,000	3,966,708
Morgan Stanley, 2.15%, 08/07/2003	AA-	5,000,000	5,009,515
Nisource Finance Corp., 7.50%, 11/15/2003	BBB	5,000,000	4,955,560
Paine Webber Group, Inc., 6.375%, 05/15/2004	AA+	5,000,000	5,200,575
Textron Financial Corp. MTN, Ser. D, 7.18%, 10/15/2002 144A	A-	3,500,000	3,584,784
U.S. West Capital Funding, Inc., 6.125%, 07/15/2002	BBB	5,000,000	4,900,430
USAA Capital Corp., 7.41%, 06/30/2003 144A	AAA	5,000,000	5,219,475
77,146,440
Insurance - 1.8%
American General Financial Corp., 6.75%, 11/15/2004	A+	3,500,000	3,662,796
St. Paul Companies, Inc., 7.875%, 04/15/2005	A-	5,000,000	5,339,555
9,002,351
Real Estate - 2.0%
Avalon Bay Communities, Inc., 6.50%, 07/15/2003 REIT	BBB+	3,500,000	3,598,784
EOP Operating, LP, 6.50%, 01/15/2004	BBB+	2,500,000	2,558,302
Spieker Properties, LP, 6.90%, 01/15/2004 REIT	BBB+	3,703,000	3,830,302
9,987,388
HEALTH CARE - 0.9%
Health Care Providers & Services - 0.9%
Cardinal Health, Inc., 6.50%, 02/15/2004	A	4,450,000	4,648,448
INDUSTRIALS - 4.4%
Aerospace & Defense - 2.1%
Northrop Grumman Corp., 8.625%, 10/15/2004	BBB-	3,500,000	3,779,678
Raytheon Co., 5.70%, 11/01/2003	BBB-	3,235,000	3,283,205
United Technologies Corp., 6.625%, 11/15/2004	A+	3,500,000	3,685,976
10,748,859
Airlines - 0.5%
Continental Airlines, 6.41%, 04/15/2007	A	2,414,810	2,390,191
Industrial Conglomerates - 0.7%
Tyco International Group, 4.95%, 08/01/2003	BBB	3,500,000	3,306,660
Road & Rail - 1.1%
Burlington Northern Santa Fe Corp., 7.00%, 08/01/2002	BBB+	5,500,000	5,584,249

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
INFORMATION TECHNOLOGY - 3.2%
Computers & Peripherals - 1.0%
Sun Microsystems, Inc., 7.00%, 08/15/2002	BBB+	$ 5,015,000	$5,067,492
Semiconductor Equipment & Products - 1.0%
Texas Instruments, Inc., 7.00%, 08/15/2004	A	5,000,000	5,228,110
Software - 1.2%
Aristar, Inc., 7.375%, 09/01/2004	A-	3,500,000	3,692,230
Oracle Corp., 6.72%, 02/15/2004	A-	2,145,000	2,235,590
5,927,820
MATERIALS - 0.5%
Metals & Mining - 0.5%
Alcoa, Inc., 2.28%, 12/06/2002	A+	2,750,000	2,751,878
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 5.3%
Alltel Corp., 7.25%, 04/01/2004	A	5,000,000	5,194,535
Comcast Cable Communications, 8.125%, 05/01/2004	BBB	5,000,000	5,290,505
Cox Communications, Inc., 6.15%, 08/01/2003	BBB	2,800,000	2,843,224
GTE North, Inc., 6.00%, 01/15/2004	A+	3,500,000	3,607,856
Sprint Capital Corp., 7.125%, 01/30/2006	BBB+	3,000,000	2,910,198
United Telecommunications, 9.50%, 04/01/2003	BBB+	3,000,000	3,163,263
Worldcom, Inc., 6.25%, 08/15/2003	BBB+	4,000,000	3,725,748
26,735,329
Wireless Telecommunications Services - 1.0%
Airtouch Communications, Inc., 7.00%, 10/01/2003	A	5,000,000	5,211,650
UTILITIES - 5.4%
Electric Utilities - 4.3%
Commonwealth Edison Co., Ser. 85, 7.375%, 09/15/2002	A-	5,000,000	5,097,760
Dominion Resources, Inc., 6.00%, 01/31/2003	BBB+	4,000,000	4,057,700
Niagara Mohawk Power Corp., 5.875%, 09/01/2002	A+	5,000,000	5,047,995
Pennsylvania Electric Co., Ser. A, 5.75%, 04/01/2004	BBB	3,500,000	3,533,782
Progress Energy, Inc., 6.55%, 03/01/2004	BBB	4,000,000	4,121,884
21,859,121
Gas Utilities - 1.1%
Coastal Corp.:
6.20%, 05/15/2004	Baa2	5,000,000	4,994,880
8.125%, 09/15/2002	BBB	590,000	600,101
5,594,981
Total Corporate Bonds			305,702,784
MORTGAGE-BACKED SECURITIES - 8.8%
FHLMC:
3.50%, 09/15/2003	AAA	5,000,000	5,005,365
6.50%, 07/01/2004-09/01/2008	AAA	3,365,499	3,460,256
FNMA:
3.50%, 09/15/2004	AAA	5,000,000	4,921,655
4.75%, 03/15/2004	AAA	15,000,000	15,253,485
5.25%, 06/15/2006	AAA	6,000,000	6,034,044
5.50%, 01/25/2022	AAA	5,000,000	5,065,114
6.50%, 09/01/2005-06/25/2027	AAA	2,767,162	2,838,644

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - continued
GNMA:
6.50%, 12/15/2008-10/15/2010	AAA	$ 448,706	$465,393
7.50%, 07/20/2002	AAA	669	673
8.00%, 08/15/2007	AAA	2,013	2,124
8.25%, 07/15/2002	AAA	414	418
8.50%, 06/20/2005-09/20/2005	AAA	121,006	126,289
9.00%, 09/15/2003-08/15/2022	AAA	590,976	645,101
9.50%, 07/15/2002	AAA	1,806	1,822
10.00%, 01/20/2003-03/20/2004	AAA	2,499	2,597
14.00%, 02/15/2012-06/15/2012	AAA	536,077	634,434
Total Mortgage-Backed Securities			44,457,414
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.4%
FHLB:
3.875%, 12/15/2004	AAA	3,500,000	3,459,428
4.125%, 01/14/2005	AAA	8,500,000	8,441,120
4.625%, 08/13/2004	AAA	5,000,000	5,050,995
6.52%, 08/27/2003	AAA	200,000	203,595
6.75%, 04/02/2004	AAA	5,000,000	5,000,000
Total U.S. Government & Agency Obligations			22,155,138
U.S. TREASURY OBLIGATIONS - 3.8%
U.S. Treasury Notes:
3.00%, 01/31/2004	AAA	11,500,000	11,383,206
5.875%, 11/15/2004	AAA	2,500,000	2,610,158
7.50%, 02/15/2005	AAA	5,000,000	5,443,555
Total U.S. Treasury Obligations			19,436,919
COMMERCIAL PAPER - 4.2%
CONSUMER DISCRETIONARY - 1.0%
Media - 1.0%
Time Warner Entertainment Co., 2.32%, 04/25/2002		5,000,000	4,992,567
ENERGY - 1.0%
Energy Equipment & Services - 1.0%
Progress Energy Corp., 2.40%, 05/08/2002		5,000,000	4,987,667
FINANCIALS - 1.5%
Diversified Financials - 1.5%
Ford Motor Credit Co., 2.31%, 05/13/2002		4,000,000	3,989,220
GMAC, 2.25%, 04/09/2002		4,000,000	3,998,000
7,987,220
UTILITIES - 0.7%
Oil & Gas - 0.7%
El Paso Natural Gas Co., 2.80%, 04/03/2002		3,500,000	3,499,455
Total Commercial Paper			21,466,909
Total Investments - (cost $510,368,789) - 101.1%			512,379,308
Other Assets and Liabilities - (1.1%)			(5,734,868)
Net Assets - 100.0%			$506,644,440

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments
March 31, 2002 (Unaudited)

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
(s)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
+	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
++	Security acquired under mortgage dollar roll agreement.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
#	When-issued security.
##	All or a portion of the security has been segregated for when-issued securities.
(k)	Security accrues interest which is based on an underlying pool of securities.

Summary of Abbreviations
EDA	Economic Development Authority
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
MTN	Medium Term Note
PCRB	Pollution Control Revenue Bond
PCRRB	Pollution Control Refunding Revenue Bond
RB	Revenue Bond
REIT	Real Estate Investment Trust
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond
SFHRRB	Single Family Housing Refunding Revenue Bond
SLMA	Student Loan Marketing Association
STRIPS	Separately Traded Registered Interest and Principal Securities
TBA	To Be Announced
TRACERS	Traded Custody Receipts
VRDN	Variable Rate Demand Note

Variable Rate Demand Notes are payable on demand no more than seven calendar days after notice is given by the fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect a March 31, 2002.

See Combined Notes to Financial Statements.

EVERGREEN
Fixed Income Funds
(formerly, Evergreen Select Fixed Income Funds)
Statements of Assets and Liabilities
March 31, 2002 (Unaudited)

	Adjustable Rate Fund	Fixed Income Fund	Income Plus Fund	Intermediate Bond Fund	Limited Duration Fund

Assets
Identified cost of securities	$2,993,160,964	$476,954,216	$1,306,491,667	$539,557,726	$510,368,789
Net unrealized gains or losses on securities	5,907,741	(1,097)	(9,342,488)	8,851,882	2,010,519

Market value of securities	2,999,068,705	476,953,119	1,297,149,179	548,409,608	512,379,308
Cash	319,317	9,898	0	0	366,803
Receivable for securities sold	1,553,301	7,519,517	14,054,076	1,037,989	1,462,768
Principal paydown receivable	18,793,659	0	0	0	1,896
Receivable for Fund shares sold	48,338,992	10,149	207,351	1,239,570	1,666,216
Interest receivable	15,072,491	5,807,751	12,993,497	9,572,584	5,693,038
Receivable from investment advisor	0	0	0	0	14,582
Prepaid expenses and other assets	7,754	31,136	140,885	83,577	15,048

Total assets	3,083,154,219	490,331,570	1,324,544,988	560,343,328	521,599,659

Liabilities
Distributions payable	9,509,739	2,063,058	5,435,474	2,438,017	1,899,100
Payable for securities purchased	59,997,416	11,287,131	27,243,729	6,889,343	12,642,725
Payable for Fund shares redeemed	6,338,055	1,385,210	1,463,751	1,343,553	353,563
Payable for open mortgage dollar roll	50,684,028	0	23,305,424	0	0
Deferred mortgage dollar roll income	94,828	0	31,722	0	0
Advisory fee payable	67,268	22,024	1,322	12,391	0
Distribution Plan expenses payable	206,254	397	595	268	903
Due to other related parties	32,033	5,244	13,953	6,023	5,552
Accrued expenses and other liabilities	345,551	71,969	180,833	128,045	53,376

Total liabilities	127,275,172	14,835,033	57,676,803	10,817,640	14,955,219

Net assets	$2,955,879,047	$475,496,537	$1,266,868,185	$549,525,688	$506,644,440

Net assets represented by
Paid-in capital	$2,962,679,952	$474,253,831	$1,274,765,418	$576,252,901	$506,358,322
Overdistributed net investment income	(4,046,837)	(1,857,596)	(5,112,177)	(102,617)	(2,045,423)
Accumulated net realized gains or losses on securities	(8,661,809)	3,101,399	6,557,432	(35,476,478)	321,022
Net unrealized gains or losses on securities	5,907,741	(1,097)	(9,342,488)	8,851,882	2,010,519

Total net assets	$2,955,879,047	$475,496,537	$1,266,868,185	$549,525,688	$506,644,440

Net assets consists of
Class A	$566,699,682	$0	$0	$0	$999
Class B	446,574,251	0	0	0	999
Class C	1,229,058,123	0	0	0	999
Class I	245,044,508	461,320,391	1,245,232,946	538,502,845	474,058,887
Class IS	468,502,483	14,176,146	21,635,239	11,022,843	32,582,556

Total net assets	$2,955,879,047	$475,496,537	$1,266,868,185	$549,525,688	$506,644,440

Shares outstanding
Class A	58,810,146	0	0	0	97
Class B	46,344,536	0	0	0	97
Class C	127,549,143	0	0	0	97
Class I	25,429,076	78,403,440	227,263,291	9,008,310	45,840,954
Class IS	48,620,269	2,409,339	3,948,771	184,388	3,150,051

Net asset value per share
Class A	$9.64	$--	$--	$--	$10.34

Class A -- Offering price (based on sales charge

of 3.25%)	$9.96	$--	$--	$--	$10.69

Class B	$9.64	$--	$--	$--	$10.34

Class C	$9.64	$--	$--	$--	$10.34

Class I	$9.64	$5.88	$5.48	$59.78	$10.34

Class IS	$9.64	$5.88	$5.48	$59.78	$10.34

See Combined Notes to Financial Statements.

EVERGREEN
Fixed Income Funds
(formerly, Evergreen Select Fixed Income Funds)
Statements of Operations
Six Months Ended March 31, 2002 (Unaudited)

	Adjustable Rate Fund	Fixed Income Fund	Income Plus Fund	Intermediate Bond Fund	Limited Duration Fund

Investment income
Interest Income	$48,875,191	$14,429,196	$39,355,036	$16,326,967	$10,680,197

Expenses
Advisory fee	1,955,389	1,050,131	2,911,246	1,471,549	457,697
Distribution Plan expenses	6,139,269	18,508	28,131	12,701	45,326
Administrative services fees	931,138	250,031	693,154	282,990	208,044
Transfer agent fee	650,094	14,592	14,981	3,961	15,483
Trustees’ fees and expenses	18,023	6,226	14,409	6,031	4,708
Printing and postage expenses	41,839	9,874	36,824	14,033	8,524
Custodian fee	240,450	68,321	187,054	79,035	57,752
Registration and filing fees	30,258	18,733	16,755	5,917	14,348
Professional fees	11,396	8,955	16,730	9,903	11,173
Other	361,624	10,343	13,476	720	16,360

Total expenses	10,379,480	1,455,714	3,932,760	1,886,840	839,415
Less: Expense reductions	(14,043)	(4,812)	(15,902)	(5,357)	(5,043)
Fee waivers	0	0	(353,642)	(114,241)	(144,109)

Net expenses	10,365,437	1,450,902	3,563,216	1,767,242	690,263

Net investment income	38,509,754	12,978,294	35,791,820	14,559,725	9,989,934

Net realized and unrealized gains or losses on securities
Net realized gains or losses on securities	(6,387,122)	4,402,095	13,532,568	(8,086,824)	411,379

Net change in unrealized gains or losses on securities	(1,802,808)	(16,019,599)	(52,807,405)	(13,324,792)	(7,994,110)

Net realized and unrealized losses on securities	(8,189,930)	(11,617,504)	(39,274,837)	(21,411,616)	(7,582,731)

Net increase (decrease) in net assets resulting from operations	$30,319,824	$1,360,790	$(3,483,017)	$(6,851,891)	$2,407,203

See Combined Notes to Financial Statements.

EVERGREEN
Fixed Income Funds
(formerly, Evergreen Select Fixed Income Funds)
Statements of Changes in Net Assets
Six Months Ended March 31, 2002 (Unaudited)

	Adjustable Rate Fund	Fixed Income Fund	Income Plus Fund	Intermediate Bond Fund	Limited Duration Fund

Operations
Net investment income	$38,509,754	$12,978,294	$35,791,820	$14,559,725	$9,989,934
Net realized gains or losses on securities	(6,387,122)	4,402,095	13,532,568	(8,086,824)	411,379
Net change in unrealized gains or losses on securities	(1,802,808)	(16,019,599)	(52,807,405)	(13,324,792)	(7,994,110)

Net increase (decrease) in net assets resulting from operations	30,319,824	1,360,790	(3,483,017)	(6,851,891)	2,407,203

Distributions to shareholders from
Net investment income
Class A	(8,918,923)	0	0	0	0
Class B	(6,528,563)	0	0	0	0
Class C	(16,058,007)	0	0	0	0
Class I	(4,042,288)	(12,723,706)	(35,520,348)	(14,316,145)	(10,142,733)
Class IS	(5,959,247)	(371,305)	(560,814)	(249,759)	(914,923)
Net realized gains
Class I	0	(11,964,507)	(1,171,827)	0	0
Class IS	0	(365,225)	(18,699)	0	0

Total distributions to shareholders	(41,507,028)	(25,424,743)	(37,271,688)	(14,565,904)	(11,057,656)

Capital share transactions
Proceeds from shares sold	2,612,098,394	43,605,131	42,331,770	35,227,123	219,630,831
Net asset value of shares issued in reinvestment of distributions	20,013,479	13,941,450	1,927,426	134,565	2,590,495
Payment for shares redeemed	(610,215,207)	(85,378,393)	(209,877,513)	(50,200,634)	(67,563,414)

Net increase (decrease) in net assets resulting from capital share transactions	2,021,896,666	(27,831,812)	(165,618,317)	(14,838,946)	154,657,912

Total increase (decrease) in net assets	2,010,709,462	(51,895,765)	(206,373,022)	(36,256,741)	146,007,459
Net assets
Beginning of period	945,169,585	527,392,302	1,473,241,207	585,782,429	360,636,981

End of period	$2,955,879,047	$475,496,537	$1,266,868,185	$549,525,688	$506,644,440

Overdistributed net investment income	$(4,046,837)	$(1,857,596)	$(5,112,177)	$(102,617)	$(2,045,423)

See Combined Notes to Financial Statements.

EVERGREEN
Fixed Income Funds
(formerly, Evergreen Select Fixed Income Funds)
Statements of Changes in Net Assets
Year Ended September 30, 2001

	Adjustable Rate Fund	Fixed Income Fund	Income Plus Fund	Intermediate Bond Fund	Limited Duration Fund

Operations
Net investment income	$13,821,297	$32,049,420	$93,449,788	$30,205,264	$18,850,132
Net realized gains or losses on securities	(763,824)	14,390,864	21,873,316	(1,771,462)	2,677,863
Net change in unrealized gains or losses on securities	8,102,039	16,784,350	60,032,540	17,859,289	9,925,011

Net increase in net assets resulting from operations	21,159,512	63,224,634	175,355,644	46,293,091	31,453,006

Distributions to shareholders from
Net investment income
Class A	(4,665,749)	0	0	0	0
Class B	(2,180,693)	0	0	0	0
Class C	(3,263,649)	0	0	0	0
Class I	(3,155,617)	(31,346,610)	(94,788,299)	(29,859,411)	(18,604,181)
Class IS	(2,127,664)	(777,022)	(1,158,595)	(379,376)	(1,433,633)

Total distributions to shareholders	(15,393,372)	(32,123,632)	(95,946,894)	(30,238,787)	(20,037,814)

Capital share transactions
Proceeds from shares sold	934,222,306	87,386,210	149,141,025	71,910,196	181,510,781
Net asset value of shares issued in reinvestment of distributions	10,221,315	5,373,221	2,938,146	262,042	4,954,800
Payment for shares received	(93,528,788)	(163,608,777)	(343,350,506)	(121,483,299)	(129,219,197)

Net increase (decrease) in net assets resulting from capital share transactions	850,914,833	(70,849,346)	(191,271,335)	(49,311,061)	57,246,384

Total increase (decrease) in net assets	856,680,973	(39,748,344)	(111,862,585)	(33,256,757)	68,661,576
Net assets
Beginning of period	88,488,612	567,140,646	1,585,103,792	619,039,186	291,975,405

End of period	$945,169,585	$527,392,302	$1,473,241,207	$585,782,429	$360,636,981

Undistributed (overdistributed) net investment income	$(1,049,563)	$(1,740,879)	$(4,822,835)	$(96,438)	$(977,701)

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Fixed Income Funds (formerly, Evergreen Select Fixed Income Funds) consist of the following funds (collectively, the “Funds”):

Current Name	Former Name
Evergreen Adjustable Rate Fund (“Adjustable Rate Fund”)	Evergreen Select Adjustable Rate Fund
Evergreen Fixed Income Fund (“Fixed Income Fund”)	Evergreen Select Fixed Income Fund
Evergreen Income Plus Fund (“Income Plus Fund”)	Evergreen Select Income Plus Fund
Evergreen Intermediate Term Municipal Bond Fund (“Intermediate Bond Fund”)	Evergreen Select Intermediate Term Municipal Bond Fund
Evergreen Limited Duration Fund (“Limited Duration Fund”)	Evergreen Select Limited Duration Fund

Each Fund is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Institutional (“Class I”) and Institutional Service (“Class IS”) classes of shares. In addition, Adjustable Rate Fund and Limited Duration Fund offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. When-issued and Delayed Delivery Transactions

The Funds record when-issued securities no later than one business day after the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Combined Notes to Financial Statements (Unaudited) (continued)

C. Securities Lending

The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

D. Dollar Roll Transactions

Each Fund may enter into dollar roll transactions with respect to mortgage backed securities. In a dollar roll transaction, the Fund sells mortgage backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements which will not exceed 12 months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance a Fund’s current yield and total return.

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend.

F. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders from net investment income for each Fund are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

H. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation) is the investment advisor to the Funds. EIMC is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates to each Fund’s average daily net assets as identified below:

Management Fee Rate
Adjustable Rate Fund	0.21%
Fixed Income Fund	0.42%
Income Plus Fund	0.42%
Intermediate Bond Fund	0.52%
Limited Duration Fund	0.22%

Combined Notes to Financial Statements (Unaudited) (continued)

During the six months ended March 31, 2002 the amount of investment advisory fees waived by the investment advisor and the impact on each Fund’s annualized expense ratio represented as a percentage of its average daily net assets were as follows:

	FeesWaived	% of Average Daily Net Assets
Income Plus Fund	$353,642	0.05%
Intermediate Bond Fund	114,241	0.04%
Limited Duration Fund	144,109	0.07%

Tattersall Advisory Group (“TAG”), a wholly owned subsidiary of Wachovia Corporation, is the sub-investment advisor for Fixed Income Fund and Income Plus Fund. TAG is paid for its services by EIMC.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Each Fund pays an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares. Adjustable Rate Fund and Limited Duration Fund have also adopted Distribution Plans for their Class A, Class B and Class C shares. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class (except Class A of Adjustable Rate Fund) incurs distribution fees at the following annual rates:

Average Daily Net Assets
Class A	0.25%
Class B	1.00
Class C	1.00
Class IS	0.25

Adjustable Rate Fund Class A shares incurs distribution fees at an annual rate of 0.10% of its average daily net assets.

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the six months ended March 31, 2002 amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B, Class C and Class IS Distribution Plans were as follows:

	Class A	Class B	Class C	Class IS
Adjustable Rate Fund	$348,021	$1,570,417	$3,913,773	$307,058
Fixed Income Fund	0	0	0	18,508
Income Plus Fund	0	0	0	28,131
Intermediate Bond Fund	0	0	0	12,701
Limited Duration Fund	0	0	0	45,326

Combined Notes to Financial Statements (Unaudited) (continued)

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I and Class IS, as well as Class A, Class B and Class C for Adjustable Rate Fund and Limited Duration Fund. Transactions in shares of the Funds were as follows:

Adjustable Rate Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	49,753,712	$480,905,263	22,408,204	$215,481,681
Automatic conversion of Class B shares to Class A shares	53,782	520,613	52,847	505,477
Shares issued in reinvestment of distributions	512,185	4,955,212	289,831	2,787,349
Shares redeemed	(11,146,118)	(107,676,518)	(5,902,234)	(56,736,480)

Net increase	39,173,561	378,704,570	16,848,648	162,038,027

Class B
Shares sold	30,387,008	293,830,559	17,847,951	171,817,578
Automatic conversion of Class B shares to Class A shares	(53,782)	(520,613)	(52,801)	(505,477)
Shares issued in reinvestment of distributions	333,695	3,228,500	148,650	1,432,020
Shares redeemed	(2,225,965)	(21,511,077)	(572,247)	(5,501,854)

Net increase	28,440,956	275,027,369	17,371,553	167,242,267

Class C
Shares sold	95,294,437	921,435,239	36,141,650	348,096,267
Shares issued in reinvestment of distributions	837,209	8,099,873	234,402	2,260,622
Shares redeemed	(4,538,757)	(43,849,358)	(808,168)	(7,771,330)

Net increase	91,592,889	885,685,754	35,567,884	342,585,559

Class I
Shares sold	43,360,116	419,196,006	11,090,339	106,899,022
Shares issued in reinvestment of distributions	239,614	2,318,677	237,115	2,277,454
Shares redeemed	(32,737,468)	(316,581,695)	(203,314)	(1,943,769)

Net increase	10,862,262	104,932,988	11,124,140	107,232,707

Class IS
Shares sold	51,371,916	496,731,327	9,566,951	91,927,758
Shares issued in reinvestment of distributions	145,832	1,411,217	152,380	1,463,870
Shares redeemed	(12,491,920)	(120,596,559)	(2,265,316)	(21,575,355)

Net increase	39,025,828	377,545,985	7,454,015	71,816,273

Net increase		$2,021,896,666		$850,914,833

Fixed Income Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class I
Shares sold	6,451,452	$39,042,321	13,315,974	$80,087,258
Shares issued in reinvestment of distributions	2,267,738	13,482,289	820,893	4,924,986
Shares redeemed	(13,367,397)	(81,087,894)	(26,141,932)	(156,537,646)

Net decrease	(4,648,207)	(28,563,284)	(12,005,065)	(71,525,402)

Class IS
Shares sold	755,635	4,562,810	1,216,253	7,298,952
Shares issued in reinvestment of distributions	76,758	459,161	74,664	448,235
Shares redeemed	(714,936)	(4,290,499)	(1,177,888)	(7,071,131)

Net increase	117,457	731,472	113,029	676,056

Net decrease		($27,831,812)		($70,849,346)

Combined Notes to Financial Statements (Unaudited) (continued)

Income Plus Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class I
Shares sold	6,279,643	$35,219,548	22,793,624	$124,871,513
Shares issued in reinvestment of distributions	293,331	1,629,550	412,754	2,262,635
Shares redeemed	(35,961,905)	(200,870,711)	(59,148,106)	(325,007,537)

Net decrease	(29,388,931)	(164,021,613)	(35,941,728)	(197,873,389)

Class IS
Shares sold	1,265,049	7,112,222	4,415,026	24,269,512
Shares issued in reinvestment of distributions	53,028	297,876	122,684	675,511
Shares redeemed	(1,602,243)	(9,006,802)	(3,341,882)	(18,342,969)

Net increase (decrease)	(284,166)	(1,596,704)	1,195,828	6,602,054

Net decrease		($165,618,317)		($191,271,335)

Intermediate Bond Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class I
Shares sold	481,328	$29,230,059	1,067,013	$65,577,371
Shares issued in reinvestment of distributions	374	22,765	943	58,014
Shares redeemed	(758,743)	(46,094,450)	(1,896,257)	(116,378,187)

Net decrease	(277,041)	(16,841,626)	(828,301)	(50,742,802)

Class IS
Shares sold	97,796	5,997,064	102,714	6,332,825
Shares issued in reinvestment of distributions	1,834	111,800	3,311	204,028
Shares redeemed	(66,575)	(4,106,184)	(83,089)	(5,105,112)

Net increase	33,055	2,002,680	22,936	1,431,741

Net decrease		($14,838,946)		($49,311,061)

Limited Duration Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class A (a)
Shares sold	97	$1,000
Shares issued in reinvestment of distributions	0	0
Shares redeemed	0	0

Net increase	97	1,000

Class B (a)
Shares sold	97	1,000
Shares issued in reinvestment of distributions	0	0
Shares redeemed	0	0

Net increase	97	1,000

Class C (a)
Shares sold	97	1,000
Shares issued in reinvestment of distributions	0	0
Shares redeemed	0	0

Net increase	97	1,000

Class I
Shares sold	18,219,683	190,353,281	14,105,558	146,499,037
Shares issued in reinvestment of distributions	200,851	2,106,921	402,976	4,175,845
Shares redeemed	(3,983,264)	(41,759,431)	(10,885,834)	(112,789,790)

Net increase	14,437,270	150,700,771	3,622,700	37,885,092

Class IS
Shares sold	2,795,384	29,274,550	3,396,563	35,011,744
Shares issued in reinvestment of distributions	46,126	483,574	74,995	778,955
Shares redeemed	(2,480,722)	(25,803,983)	(1,580,929)	(16,429,407)

Net increase	360,788	3,954,141	1,890,629	19,361,292

Net increase		$154,657,912		$57,246,384

(a) For the period from March 27, 2002 (commencement of class operations) to March 31, 2002.

Combined Notes to Financial Statements (Unaudited) (continued)

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the six months ended March 31, 2002:

	Cost of Purchases		Proceeds from Sales
	U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
Adjustable Rate Fund	$2,145,658,097	$0	$12,478,108	$0
Fixed Income Fund	381,654,926	89,530,280	410,894,598	101,141,259
Income Plus Fund	1,866,502,623	0	1,902,798,365	0
Intermediate Bond Fund	0	86,980,106	0	105,924,413
Limited Duration Fund	102,562,984	148,082,783	30,633,773	50,490,565

During the six months ended March 31, 2002, Adjustable Rate Fund, Fixed Income Fund and Income Plus Fund entered into dollar roll transactions. At March 31, 2002, Adjustable Rate Fund and Income Plus Fund had the following outstanding agreements:

	Dollar Roll Amount	Counterparty	Settlement Date

Adjustable Rate Fund	$50,000,000	Bear Stearns	4/23/2002
Income Plus Fund	14,800,000	Merrill Lynch	4/11/2002
Income Plus Fund	8,715,000	First Tennessee Bank	4/16/2002

During the six months ended March 31, 2002, Adjustable Rate Fund, Fixed Income Fund and Income Plus Fund earned income on dollar roll transactions as follows:

Income Earned on Dollar Roll Transactions
Adjustable Rate Fund	$96,579
Fixed Income Fund	26,616
Income Plus Fund	420,265

On March 31, 2002, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Adjustable Rate Fund	$2,993,160,964	$10,047,427	$(4,139,686)	$5,907,741
Fixed Income Fund	476,954,216	4,078,961	(4,080,058)	(1,097)
Income Plus Fund	1,306,491,667	8,619,226	(17,961,714)	(9,342,488)
Intermediate Bond Fund	539,557,726	16,007,913	(7,156,031)	8,851,882
Limited Duration Fund	510,368,789	5,028,374	(3,017,855)	2,010,519

As of September 30, 2001, the Funds had capital loss carryovers for federal income tax purposes as follows:

		Expiration
	Total	2002	2003	2005	2006	2007	2008	2009

Adjustable Rate Fund	$1,502,536	$253,605	$43,378	$34,064	$275,930	$281,543	$187,870	$426,146
Income Plus Fund	5,414,654	0	0	0	0	0	5,414,654	0
Intermediate Bond Fund	25,303,374	0	0	0	0	0	8,498,463	16,804,911
Limited Duration Fund	89,031	0	0	0	0	0	89,031	0

Combined Notes to Financial Statements (Unaudited) (continued)

Adjustable Rate Fund’s capital loss carryforward was created as a result of the July 21, 2000 acquisition of substantially all of the assets and assumption of certain liabilities of Evergreen Capital Preservation and Income Fund in exchange for Adjustable Rate Fund shares. In accordance with income tax regulations, certain Adjustable Rate Fund gains may not be used to offset this capital loss carryforward.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of September 30, 2001 the Funds had incurred and elected to defer following post October losses as follows:

Post October Losses
Adjustable Rate Fund	$713,775
Intermediate Bond Fund	2,086,280

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets
Adjustable Rate Fund	$ 14,043	0.00%
Fixed Income Fund	4,812	0.00%
Income Plus Fund	15,902	0.00%
Intermediate Bond Fund	5,357	0.00%
Limited Duration Fund	5,043	0.00%

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the six months ended March 31, 2002, the Funds had no borrowings under this agreement.

10. CONCENTRATION OF RISK

The Funds may invest a substantial portion of their assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

Combined Notes to Financial Statements (Unaudited) (continued)

11. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Funds began amortizing premium and accreting discount on all fixed-income securities.

Prior to October 1, 2001, each Fund was already complying with the accounting practice of accreting discounts on its fixed-income securities. Each Fund, except Adjustable Rate Fund, was amortizing premiums on its fixed-income securities. For each Fund, except Adjustable Rate Fund, there is not impact to the financial statements as a result of adopting this accounting policy. For Adjustable Rate Fund, the cumulative effect of this change in accounting policy relating to fixed-income securities held by the Fund prior to the effective date of this change is not considered significant to the financial statements of the Fund. There is not significant impact to current year financial statements as a result of adopting this accounting change.

12. REORGANIZATION

At a regular meeting of the Board of Trustees held on December 13 - 14, 2001, the Trustees of the Trust approved a Plan of Reorganization (the “Plan”). Under the Plan, Evergreen Core Bond Fund, also a series of the Trust, will acquire all of the assets and assume the identified liabilities of Income Plus Fund in exchange for shares of Evergreen Core Bond Fund.

If the Plan is approved at a Special Meeting of shareholders on or about May 13, 2002, the reorganization will take place on or about June 7, 2002.

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Board of Trustees

Name, Address and Date of Birth	Position with Trust	Begining Year of Term of Office*	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Mutual funds to meet all your needs We offer a complete family of mutual funds designed to help you meet a wide range of financial goals.

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* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

543698 5/2002

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Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034